Exhibit 10.2

MASTER SERVICING AGREEMENT

Dated as of [ ]

among

Home Equity Loan Trust ____, Issuer

and

[_________________], Seller and Master Servicer

and

[ ], Trustee

Relating to the Mortgage Loans

Pledged as Collateral for the Issuer’s

Asset Backed Notes and Asset Backed Certificates,

Series ____,

in the Aggregate Initial

Principal Amount of $[ ]

TABLE OF CONTENTS

Page

PRELIMINARY STATEMENT

1

1.

DEFINED TERMS

1

2.

CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND

WARRANTIES

18

3.

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.

27

4.

ADVANCES

50

5.

SERVICING COMPENSATION

50

6.

THE MASTER SERVICER

50

7.

DEFAULT

52

8.

MISCELLANEOUS

55

MASTER SERVICING AGREEMENT

THIS MASTER SERVICING AGREEMENT is made and entered into as of [ ], by and among Home Equity Loan Trust ____, a statutory trust formed under the laws of the State of [Delaware] (the “Issuer”), [__________], a [_____________ banking] corporation (the “Master Servicer” or, in its capacity as seller, the “Seller”) and [ ], a [ ] corporation (in its capacity as trustee under the Indenture referred to below, the “Trustee”).

PRELIMINARY STATEMENT

The Issuer was formed for the purpose of issuing asset backed notes and asset backed certificates secured by mortgage collateral. The Issuer has entered into a trust indenture, dated as of [ ] (the “Indenture”), between the Issuer and the Trustee, pursuant to which the Issuer intends to issue its Home Equity Loan Asset Backed Notes and Home Equity Loan Asset Backed Certificates, Series ____, in the aggregate initial principal amount of $[ ] (the “Securities”). Pursuant to the Indenture, as security for the indebtedness represented by such Securities, the Issuer is and will be pledging to the Trustee, or granting the Trustee a security interest in, among other things, certain Mortgage Loans and Additional Balances, its rights under this Agreement, the Payment Account, the Collection Account [and certain Insurance Policies] (as each such term is defined herein).

The parties desire to enter into this Agreement to provide, among other things, for the servicing of the Mortgage Loans by the Master Servicer. The Master Servicer acknowledges that, in order further to secure the Securities, the Issuer is and will be granting to the Trustee a security interest in, among other things, its rights under this Agreement, and the Master Servicer agrees that all covenants and agreements made by the Master Servicer herein with respect to the Mortgage Loans shall also be for the benefit and security of the Trustee and Holders of the Securities. For its services hereunder, the Master Servicer will receive a Master Servicing Fee (as defined herein) with respect to each Mortgage Loan serviced hereunder.

1.

Defined Terms.

Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms:

Accountant’s Attestation:  The attestation required from an Accountant for each of the Master Servicer, the Trustee and each Servicing Function Participant pursuant to Section 3(v).

Advance:  The payment required to be made by the Master Servicer with respect to any Distribution Date pursuant to Section 4, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the Master Servicing Fee and net of any net income in the case of any REO Property) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer has determined would constitute a Nonrecoverable Advance if advanced.

Additional Balance:  With respect to any Mortgage Loan, any future Draw made by the related Mortgagor pursuant to the related Loan Agreement after the Cut-off Date in the case of an Initial Loan, or after the Deposit Date in the case of an Additional Loan; provided, however, that if an Amortization Event occurs, then any Draw after such Amortization Event shall not be acquired by the Issuer and shall not be an Additional Balance.

Additional Form 10-D Disclosure:  Has the meaning set forth in Section 3(p).

Additional Form 10-K Disclosure:  Has the meaning set forth in Section 3(q).

Additional Loans:  All home equity line of credit loans sold by [________] to the Issuer after the Closing Date.

Additional Servicer:  Each affiliate of each Servicer that Services any of the Mortgage Loans and each Person who is not an affiliate of the any Servicer, who Services 10% or more of the Mortgage Loans (measured by aggregate Stated Principal Balance of the Mortgage Loans, annually at the commencement of the calendar year prior to the year in which an Item 1123 Certification is required to be delivered, multiplied by a fraction, the numerator of which is the number of months during which such Additional Servicer Services the related Mortgage Loans and the denominator of which is 12, or, in the case of the year in which the Closing Date occurs, the number of months elapsed from the Cut-Off Date to the end of such calendar year).  For clarification purposes, the Master Servicer and the Trustee are Additional Servicers.

Administration Agreement:  The Administration Agreement dated as of ___________, ____ among the Issuer, the Trustee and [______________], as Administrator, as it may be amended from time to time.

Administrator:  [______________], as administrator under the Administration Agreement or any successor Administrator appointed pursuant to the terms of the Administration Agreement.

Agreement:  Means this Master Servicing Agreement, as the same may be amended or supplemented from time to time.

Appraised Value:  With respect to any Mortgaged Property, either (x) the value set forth in an appraisal of such Mortgaged Property made to establish compliance with the underwriting criteria then in effect in connection with the later of the application for the Mortgage Loan secured by such Mortgaged Property or any subsequent increase or decrease in the related Credit Limit or to reduce or eliminate the amount of any primary insurance, or (y) if the sales price of the Mortgaged Property is considered in accordance with the underwriting criteria applicable to the Mortgage Loan, the lesser of (i) the appraised value referred to in (x) above and (ii) the sales price of such Mortgaged Property.

Assessment of Compliance:  The certification required from each of the Master Servicer, the Trustee and each Servicing Function Participant pursuant to Section 3(u).

Asset Balance:  With respect to any Mortgage Loan, other than a Liquidated Mortgage Loan, and as of any day, the related Cut-off Date Asset Balance or Deposit Date Asset Balance, [plus (i) any Additional Balances in respect of such Mortgage Loan conveyed to the Issuer,] minus [(ii)] all collections credited as principal in respect of any such Mortgage Loan in accordance with the related Loan Agreement (except for any such collections that are allocable to the Excluded Amount) and applied in reduction of the Asset Balance thereof. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have an Asset Balance equal to the Asset Balance of the related Mortgage Loan immediately prior to the final recovery of all related Liquidation Proceeds and an Asset Balance of zero thereafter.

Assignment of Mortgage:  With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the conveyance of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction.

Bankruptcy Code:  Means the United States Bankruptcy Reform Act of 1978, as amended.

Basic Documents:  The Trust Agreement, the Certificate of Trust, the Indenture, the Insurance Agreement, the Administration Agreement, the Master Servicing Agreement, the Custodial Agreement and the other documents and certificates delivered in connection with any of the above.

Billing Cycle:  With respect to any Mortgage Loan and Due Date, the calendar month preceding such Due Date.

Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, [_______________] or [_____________] are required or authorized by law to be closed.

Certificateholder:  The Person in whose name a Certificate is registered in the Certificate Register except that, any Certificate registered in the name of the Issuer, the Owner Trustee or the Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Certificateholder or a holder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement provided that, in determining whether the Trustee or the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Certificates that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Trustee or the Owner Trustee, as the case may be, the pledgee’s right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of any of the foregoing Persons.

Certificates:  The Home Equity Loan Asset Backed Certificates, Series ____-_, each evidencing undivided beneficial interests in the Issuer and executed by the Owner Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.

Certification Parties:  Has the meaning set forth in Section 3(w).

Certifying Person:  Has the meaning set forth in Section 3(w).

Class:  The Notes or the Certificates, as the case may be.

Closing Date:  ___________, ____.

Code:  The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

Collateral:  The meaning specified in the Granting Clause of the Indenture.

Collection Account:  Means the Eligible Account or Accounts established and maintained by the Master Servicer in accordance with Section 3(h)(iii). Collection Period: With respect to any Mortgage Loan and Payment Date other than the first Payment Date, the calendar month preceding any such Payment Date and with respect to the first Payment Date, the period from _____________ through [___________].

Combined Loan-to-Value Ratio:  With respect to any Mortgage Loan and any date, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the greater of (x) the Credit Limit and (y) the Cut-off Date Asset Balance of such Mortgage Loan and (ii) the outstanding principal balance as of the date of the origination of such Mortgage Loan (or any subsequent date as of which such outstanding principal balance may be determined in connection with an increase or decrease in the Credit Limit or to reduce the amount of primary insurance for such Mortgage Loan) of any mortgage loan or mortgage loans that are secured by liens on the Mortgaged Property that are senior or subordinate to the Mortgage and the denominator of which is the Appraised Value of the related Mortgaged Property.

Commission:  The U.S. Securities and Exchange Commission.

Corporate Trust Office:  The designated office of the Trustee in the State of ________ at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at __________________________________ (Attn: ____________________________________, facsimile no. ________________, and which is the address to which notices to and correspondence with the Trustee should be directed.

Credit Limit:  With respect to any Mortgage Loan, the maximum Asset Balance permitted under the terms of the related Loan Agreement. Custodial Agreement: Any Custodial Agreement between the Custodian, the Trustee, the Issuer and the Master Servicer relating to the custody of the Mortgage Loans and the Related Documents. Custodian: With respect to the Mortgage Loans, [______________], a [_______________], and its successors and assigns.

Cut-Off Date:  With respect to the Initial Loans ________, ____.

DCR:  Means Duff & Phelps Credit Rating Company, or any successor thereto. If DCR is designated as a Rating Agency in the Indenture, for purposes of Section 8(c) the address for notices to DCR shall be Duff & Phelps Credit Rating Company, 55 E. Monroe Street, 35th Floor, Chicago, Illinois 60603, Attention: MBS Monitoring, or such other address as DCR may hereafter furnish to the Issuer and the Master Servicer.

Deleted Mortgage Loan:  Has the meaning ascribed thereto in Section 5. [Deposit Date: The applicable date as of which any Additional Loan is sold to the Issuer.

Deposit Date Asset Balance: With respect to any Additional Loan, the Asset Balance thereof as of the Deposit Date.]

Determination Date: As to any Distribution Date, the ____ day of each month or if such ____ day is not a Business Day the next preceding Business Day; provided, however, that if such ____ day or such Business Day, whichever is applicable, is less than two Business Days prior to the related Distribution Date, the Determination Date shall be the first Business Day which is two Business Days preceding such Distribution Date. Distribution Date: The ____ day of each calendar month after the initial issuance of the Certificates, or if such ____ day is not a Business Day, the next succeeding Business Day, commencing in ____________, ____. Draw: With respect to any Mortgage Loan, a borrowing by the Mortgagor under the related Loan Agreement.

Due Date:  With respect to the Mortgage Loans, the [__]th day of the month.

Eligible Account:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Securityholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with (a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

Eligible Substitute Mortgage Loan: A Mortgage Loan substituted by [________] for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers’ Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Seller in the Collection Account in the month of substitution); (ii) have a Loan Rate not less than the Loan Rate of the Deleted Mortgage Loan and not more than __% in excess of the Loan Rate of such Deleted Mortgage Loan; (iii) have a Loan Rate based on the same index with adjustments to such Loan Rate made on the same interest rate adjustment date as that of the Deleted Mortgage Loan; (iv) have a Margin that is not less than the Margin of the Deleted Mortgage Loan and not more than _____ basis points higher than the Margin for the Deleted Mortgage Loan; (v) have a mortgage of the same or higher level of priority as the mortgage relating to the Deleted Mortgage Loan; (vi) have a remaining term to maturity not more than ____ months earlier and not more than ____ months later than the remaining term to maturity of the Deleted Mortgage Loan; (vii) comply with each representation and warranty as to the Mortgage Loans set forth herein (deemed to be made as of the date of substitution); (viii) in general, have an original Combined Loan-to-Value Ratio not greater than that of the Deleted Mortgage Loans; and (ix) satisfy certain other conditions specified in the Purchase Agreement. To the extent the Principal Balance of an Eligible Substitute Mortgage Loan is less than the Principal Balance of the related Deleted Mortgage Loan, the Seller will be required to make a deposit tot he Collection Account equal to such difference; and (x) not be __ days or more delinquent.

Escrow Account:  Means the Eligible Account or Accounts established and maintained pursuant to Section 3(i) hereof.

Excess Proceeds:  With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Master Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3(k)(i)(C), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Securityholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

FHLMC:  The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

Fitch:  Fitch Investors Service, L.P., or any successor thereto. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 8(c) the address for notices to Fitch shall be Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004, Attention: _______________________________________, or such other address as Fitch may hereafter furnish to [________] and the Master Servicer.

FNMA:  The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

Form 8-K Disclosure Information:  As defined in Section 3(r).

Gross Margin: With respect to any Mortgage Loan, the percentage set forth as the “Gross Margin” for such Mortgage Loan on the Mortgage Loan Schedule, as adjusted from time to time with respect to any [______________] Loan in accordance with the terms of this Agreement.

Holder:  Any of the Noteholders or Securityholders.

Increased Senior Lien Limitation:  shall have the meaning set forth in Section 3(a).

Indenture:  Means the trust indenture, dated as of the date hereof, between the Issuer and the Trustee, as such Indenture may be amended or supplemented from time to time in accordance with its terms. [Insurance Agreement: The insurance and reimbursement agreement dated as of ______________, ____ among the Master Servicer, the Seller, [________], the Issuer and the Credit Enhancer, including any amendments and supplements thereto.]

Insurance Policy:  Means, with respect to any Mortgage Loan, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds:  Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan which are required to be remitted to the Master Servicer, or amounts required to be paid by the Master Servicer pursuant to the last sentence of Section [ ] of the Master Servicing Agreement, net of any component thereof (i) covering any expenses incurred by or on behalf of the Master Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Master Servicer’s normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

Interest Period:  With respect to any Payment Date other than the first Payment Date, the period beginning on the preceding Payment Date and ending on the day preceding such Payment Date, and in the case of the first Payment Date, the period beginning on the Closing Date and ending on the day preceding the first Payment Date.

Issuer:  Home Equity Loan Trust ____-_, a Delaware business trust, or its successor in interest.

Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Trustee.

Item 1123 Certification:  The certification required from each of the Master Servicer, the Trustee and each Additional Servicer pursuant to Section 3(t).

Lien:  Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section [ ] of the Master Servicing Agreement shall not be deemed to constitute a Lien.

Lifetime Rate Cap: With respect to each Mortgage Loan with respect to which the related Mortgage Note provides for a lifetime rate cap, the maximum Loan Rate permitted over the life of such Mortgage Loan under the terms of such Mortgage Note, as set forth on the Mortgage Loan Schedule and initially as set forth on Exhibit A to the Master Servicing Agreement.

Liquidated Mortgage Loan: With respect to any Payment Date, any Mortgage Loan in respect of which the Master Servicer has determined, in accordance with the servicing procedures specified in the Master Servicing Agreement, as of the end of the related Collection Period that substantially all Liquidation Proceeds which it reasonably expects to recover with respect to the disposition of the related REO have been recovered.

Liquidation Expenses: Out-of-pocket expenses (exclusive of overhead) which are incurred by or on behalf of the Master Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such Mortgage Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Mortgage Loan) respecting the related Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage.

Liquidation Loss Amounts: With respect to any Payment Date and any Mortgage Loan that became a Liquidated Mortgage Loan during the related Collection Period, the unrecovered portion of the related Asset Balance thereof at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of the Asset Balance.

Liquidation Proceeds: Proceeds (including Insurance Proceeds [but not including amounts drawn under the Credit Enhancement Instrument]) received in connection with the liquidation of any Mortgage Loan or related REO, whether through trustee’s sale, foreclosure sale or otherwise.

Loan Agreement: With respect to any Mortgage Loan, the credit line account agreement executed by the related Mortgagor and any amendment or modification thereof.

Loan Rate: With respect to any Mortgage Loan and any day, the sum of the Index Rate and the Margin.

Loan-to-Value Ratio: With respect to any Mortgage Loan and as to any date of determination, (i) the principal balance of such Mortgage Loan divided by (ii) the Collateral Value of the related Mortgaged Property. Margin: The [spread].

Master Servicer: Means [___________________], a [___________ banking] corporation, and its successors and assigns, in its capacity as master servicer hereunder.

Master Servicer Advance Date: Means as to any Distribution Date, 12:30 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

Master Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount payable out of each full payment of interest received on such Mortgage Loan and equal to one-twelfth of the Master Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date), subject to reduction as provided in Section 5.

Master Servicing Fee Rate: Means with respect to each Mortgage Loan, [ ]% per annum.

Moody’s: Moody’s Investors Service, Inc., or any successor thereto. If Moody’s is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 8(c) the address for notices to Moody’s shall be Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: ___________________________________, or such other address as Moody’s may hereafter furnish to [________] or the Master Servicer.

Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

Mortgage File: The file containing the Related Documents pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to the Master Servicing Agreement.

Mortgage Loan Schedule: With respect to any date, the schedule of Mortgage Loans included in the Trust Estate on such date. The initial schedule of Mortgage Loans as of the Cut-Off Date is the schedule set forth in Exhibit A of the Master Servicing Agreement, which schedule sets forth as to each Mortgage Loan (i) the Cut-Off Date Trust Balance, (ii) the Credit Limit, (iii) the Gross Margin, (iv) the name of the Mortgagor, (v) the Lifetime Rate Cap, if any, (vi) the loan number, (vii) an indication as to the applicable Mortgage Loan Group, and (viii) the lien position of the related Mortgage. The Mortgage Loan Schedule will be amended from time to time by annex to reflect Additional Loans.

Mortgage: Means the mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

Mortgage File: The mortgage documents listed in Section 2(a)(i) hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

Mortgage Loans: At any time, collectively, all Initial Loans [and Additional Loans, in each case including Additional Balances, if any, that have been sold transferred to the Trust,] in each case together with the Related Documents, and that remain subject to the terms thereof. Such schedule shall also set forth the total of the amounts described under (iv) and (v) above for all of the Mortgage Loans.

Mortgage Note: With respect to a Mortgage Loan, the Loan Agreement pursuant to which the related mortgagor agrees to pay the indebtedness evidenced thereby and secured by the related Mortgage as modified or amended.

Mortgaged Property: The underlying property, including real property and improvements thereon, securing a Mortgage Loan.

Mortgagor: The obligor or obligors under a Loan Agreement.

Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

Net Loan Rate: With respect to any Mortgage Loan and any day, the related Loan Rate less the related Servicing Fee Rate.

Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Master Servicer that, in the good faith judgment of the Master Servicer, will not be ultimately recoverable by the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

Notes: The Notes designated as the “Notes” in the Indenture.

Noteholder or Holder: Means the Person in whose name a Note is registered in the Note Register (as defined in the Indenture).

Officer’s Certificate: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of [________] or the Master Servicer, or (ii), if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to [________] and the Trustee, as the case may be, as required by this Agreement.

Opinion of Counsel: A written opinion of counsel, who may be counsel for ______________ or the Master Servicer, including, in-house counsel, reasonably acceptable to the Trustee; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of ______________ and the Master Servicer, (ii) not have any direct financial interest in ______________ or the Master Servicer or in any affiliate of either, and (iii) not be connected with ______________ or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

(i)

Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

(ii)

Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

Owner Trust Estate: The corpus of the Issuer created by the Trust Agreement which consists of the Mortgage Loans, such assets as shall from time to time be deposited in the Collection Account and/or the Payment Account allocable to the Mortgage Loans in accordance with the Trust Agreement, property that secured a Mortgage Loan and that has become REO, certain hazard insurance policies maintained by the Mortgagors or by or on behalf of the Master Servicer in respect of the Mortgage Loans, [the Credit Enhancement Instrument,] and the obligation of ______________ to purchase Additional Balances and all proceeds of each of the foregoing.

Owner Trustee: [______________], and its successors and assigns or any successor owner trustee appointed pursuant to the terms of the Trust Agreement.

Paying Agent: Any paying agent or co-paying agent appointed pursuant to Section 3.03 of the Indenture, which initially shall be [______________].

Payment Account: The account established by the Trustee pursuant to Section 8.02 of the Indenture and Section [ ] of the Master Servicing Agreement. The Payment Account shall be an Eligible Account.

Payment Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3(h) in the name of the Trustee for the benefit of the Securityholders and designated “_________________________ in trust for registered holders of Home Equity Loan Trust Asset Backed Certificates, Series ____-_.” Funds in the Payment Account shall be held in trust for the Securityholders for the uses and purposes set forth in this Agreement.

Payment Account Deposit Date: As to any Distribution Date, 12:30 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

Payment Date: The [___] day of each month, or if such day is not a Business Day, then the next Business Day.

Percentage Interest: With respect to any Note, the percentage obtained by dividing the Security Balance of such Note by the aggregate of the Security Balances of all Notes of the same Class. With respect to any Certificate, the percentage obtained by dividing the denomination specified on such Certificate by the Initial Principal Balance of the Certificates.

Permitted Investments: At any time, any one or more of the following obligations and securities: (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States; (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency rating the related Series of Securities, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Securities by each such Rating Agency; (iii) commercial or finance company paper (including, without limitation, commercial paper issued by _____________________ or any of its affiliates) which is then receiving the highest commercial or finance company paper rating of each such Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Securities by each such Rating Agency; (iv) certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody’s Investors Service, Inc. (“Moody’s”) is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Securities by any such Rating Agency; (iv) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC; (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Securities by any such Rating Agency; (vi) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above; (vii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody’s, such rating shall be the highest commercial paper rating of Moody’s for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Securities by any such Rating Agency, as evidenced by a signed writing delivered by each such Rating Agency; and (viii) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Securities of such Series by any such Rating Agency, as evidenced by a signed writing delivered by each such Rating Agency; provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

[Policy: The irrevocable and unconditional limited financial guaranty insurance policy number [__________], dated as of the Closing Date, issued by the Credit Enhancer to the Trustee for the benefit of the Noteholders and to the Certificate Paying Agent as agent for the Issuer for the benefit of the Securityholders.]

Pool Balance: With respect to any date, the aggregate of the Asset Balances of all Mortgage Loans as of such date.

Prepayment Period: As to any Distribution Date, the period from the __th day of the calendar month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, from the Cut-off Date) through the __th of the month of such Distribution Date.

Principal Balance: With respect to any Payment Date, the Initial Principal Balance thereof, reduced by all distributions of principal thereon prior to such Payment Date.

Principal Prepayment: Any payment of principal by a Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Master Servicer in accordance with the terms of the related Mortgage Note.

Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

Prospectus Supplement: Means the Prospectus Supplement dated [ ] relating to the Notes.

Purchase Price: With respect to any Mortgage Loan required to be purchased by the Seller pursuant to Section 2(a)(ii) or 2(d)(iv) hereof or purchased at the option of the Master Servicer pursuant to Section 3(n), an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, and (ii) accrued interest thereon at the applicable Mortgage Rate (or at the applicable Adjusted Mortgage Rate if (x) the purchaser is the Master Servicer or (y) if the purchaser is the Seller and the Seller is the Master Servicer) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Securityholders.

Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA-approved mortgage insurer and having a claims paying ability rating of at least “AA” or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

Rating Agency: Any nationally recognized statistical rating organization, or its successor, that rated the Securities at the request of [________] at the time of the initial issuance of the Securities. Initially, [________] or [__________]. If such organization or a successor is no longer in existence, “Rating Agency” shall be such nationally recognized statistical rating organization, or other comparable Person, designated by [________], notice of which designation shall be given to the Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean [___] or better in the case of [__________]and [___] or better in the case of [_____] and in the case of any other Rating Agency shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean “[___]” in the case of [__________] and [_____] in the case of [________] and in the case of any other Rating Agency, such equivalent rating.

Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Adjusted Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Securityholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Adjusted Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Scheduled Payment has been reduced.

Regulation AB: Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Red. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Relevant Servicing Criteria:  The Servicing Criteria applicable to the various parties, as set forth on Exhibit H attached hereto.  For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria.  With respect to a Servicing Function Participant engaged by the Master Servicer, the Trustee or each Servicer, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

Relief Act: The Soldiers’ and Sailors’ Civil Relief Act of 1940, as amended.

Relief Act Reductions: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REO Property: A Mortgaged Property acquired by the Issuer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

Reportable Event: Has the meaning set forth in Section 3(r).

Reporting Servicer:  Has the meaning set forth in Section 3(q).

Repurchase Price: With respect to any Mortgage Loan required to be repurchased on any date pursuant hereto or purchased by the Master Servicer pursuant to the Master Servicing Agreement, an amount equal to the sum of (i) 100% of the Asset Balance thereof (without reduction for any amounts charged off) and (ii) unpaid accrued interest at the Loan Rate on the outstanding principal balance thereof from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month of purchase. No portion of any Repurchase Price shall be included in the Excluded Amount for any Payment Date.

Request for Release: The Request for Release submitted by the Master Servicer to the Trustee, substantially in the form of Exhibits C and D, as appropriate.

Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

S&P: Means Standard & Poor’s Ratings Group, a division of McGraw-Hill Inc. If S&P is designated as a Rating Agency in the Indenture, for purposes of Section 8(c) the address for notices to S&P shall be Standard & Poor’s Ratings Group, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Issuer and the Master Servicer.

SAIF: Means the Savings Association Insurance Fund, or any successor hereto.

Sarbanes-Oxley Act: The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission’s staff).

Sarbanes-Oxley Certification: The certification delivered by each Servicing Function Participant pursuant to Section 3(w).

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Security: Any of the Certificates or Notes.

Securityholder or Holder: Any Noteholder or any Certificateholder.

Seller: [__________________], and its successors and assigns.

Servicer Advance: Means the meaning ascribed to such term in Section 3(h)(iv).

Service(s)(ing): In accordance with Regulation AB, the act of servicing and administering the Mortgage Loans or any other assets of the Trust by an entity that meets the definition of “servicer’ set forth in Item 1101 of Regulation AB and is subject to the disclosure requirements set forth in 1108 of Regulation AB.  For clarification purposes, any uncapitalized occurrence of this term shall have the meaning commonly understood by participants in the residential mortgage-backed securitization market.

Servicing Account: Means the separate Eligible Account or Accounts created and maintained pursuant to Section 3(h)(ii).

Servicing Advances: All customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by the Master Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any expenses reimbursable to the Master Servicer pursuant to Section 3(n) and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3(l).

Servicing Criteria:  The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

Servicing Default: Means a servicing default as described under Section 7(a) of this Agreement.

Servicing Fee: Means, as to each Mortgage Loan and any Distribution Date, an amount equal to one month’s interest at the applicable Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan.

Servicing Fee Rate: Means, with respect to any Mortgage Loan, the per annum rate set forth in the Mortgage Loan Schedule for such Mortgage Loan.

Servicing Function Participant: Any Subservicer, Subcontractor or any other Person, other than each Servicer, the Master Servicer and the Trustee, that is performing activities addressed by the Servicing Criteria, unless such Person’s activities relate only to 5% or less of the Mortgage Loans (measured by aggregate Stated Principal Balance of the Mortgage Loans, annually at the commencement of the calendar year prior to the year in which an Assessment of Compliance is required to be delivered, multiplied by a fraction, the numerator of which is the number of months during which such Servicing Function Participant Services the related Mortgage Loans and the denominator of which is 12, or, in the case of the year in which the Closing Date occurs, the number of months elapsed from the Cut-Off Date to the end of such calendar year).

Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

Stated Principal Balance:  As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

Subcontractor: Any vendor, subcontractor or other Person that (i) is a Servicing Function Participant and (ii) is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Subservicer of any Servicer), the Master Servicer or the Trustee.

Subservicer:  (a) Any Person with whom the Master Servicer has entered into a Subservicing Agreement as a Subservicer by the Master Servicer pursuant to Section 3(b) or (b) any Person that (i) is a Servicing Function Participant, (ii) services Mortgage Loans on behalf of any Servicer, and (iii) is responsible for the performance (whether directly or through Subservicers or Subcontractors) of Servicing functions required to be performed under this Agreement, any related Servicing Agreement or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.

Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section [ ] of the Master Servicing Agreement.

Subservicing Fee: With respect to any Mortgage Loan and any Collection Period, the fee retained monthly by the Subservicer (or, in the case of a nonsubserviced Mortgage Loan, by the Master Servicer) equal to the product of (i) the Subservicing Fee Rate divided by 12 and (ii) the aggregate Asset Balance of the Mortgage Loans as of the first day of such Collection Period. Substitute Mortgage Loan: A Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit C, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; and (v) comply with each representation and warranty set forth in Section 2(d) hereof.

Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2(d)(iv).

Trust Agreement: Means the Trust Agreement, dated as of [ ], between [________] and the Owner Trustee, as such Trust Agreement may be amended or supplemented from time to time.

Trustee: Shall mean [______________], and its successors and assigns or any successor trustee appointed pursuant to the terms of the Indenture.

Trustees: Shall mean the Trustee and the Owner Trustee.

Trust Estate: Shall have the meaning ascribed to such term in the Indenture.

UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

Withdrawal Date: Means the ____ day of each month, or if such day is not a Business Day, the next preceding Business Day.

2.

Conveyance of Mortgage Loans; Representations and Warranties.

(a)

Conveyance of Mortgage Loans; Retention of Obligation to Fund Advances Under Credit Line Agreements.

[________], concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, set over and otherwise convey to the Trust without recourse (subject to Sections 2(b)and 2(d) all of its right, title and interest in and to (i) each Mortgage Loan, including its Asset Balance (including all Additional Balances) and all collections in respect thereof received on or after the Cut-off Date (excluding payments in respect of accrued interest due prior to the Cut-off Date or due in the month of ____________); (ii) property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure; (iii) [[________]’s rights under the hazard insurance policies,] (iv) the Collection Account (excluding net earnings thereon); (vii) the Policy, (viii) the Payment Account and (ix) all other assets included or to be included in the Trust for the benefit of Securityholders; provided, however, neither the Trustee nor the Trust assumes the obligation under any Credit Line Agreement that provides for the funding of future advances to the Mortgagor thereunder, and neither the Trust nor the Trustee shall be obligated or permitted to fund any such future advances. Additional Balances shall be part of the related Asset Balance and are hereby transferred to the Trust on the Closing Date pursuant to this Section 2(a), and therefore part of the Trust property. In addition, on or prior to the Closing Date, [________] shall cause the Credit Enhancer to deliver the Policy to the Trustee for the benefit of the Securityholders. The foregoing transfer, assignment, set-over and conveyance to the Trust shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such transfer, assignment, set-over and conveyance shall be construed accordingly.

[________] agrees to take or cause to be taken such actions and execute such documents (including without limitation the filing of all necessary continuation statements for the UCC-1 financing statements filed in the State of __________ (which shall have been filed within 90 days of the Closing Date) describing the Cut-off Date Asset Balances and Additional Balances and naming [________] as debtor and the Trustee as secured party and any amendments to UCC-1 financing statements required to reflect a change in the name or corporate structure of [________] or the filing of any additional UCC-1 financing statements due to the change in the principal office of [________] (within 90 days of any event necessitating such filing) as are necessary to perfect and protect the Securityholders’ and Credit Enhancer’s interests in each Cut-off Date Asset Balance and Additional Balances and the proceeds thereof (other than maintaining possession by the Trustee of the Mortgage Loans and the Mortgage Files, which possession will, subject to the terms hereof, be maintained by the Master Servicer as custodian and bailee of the Trustee).

In connection with such transfer and assignment by [________], the Master Servicer acknowledges that it is holding as custodian and bailee for the Trustee the following documents or instruments (the “Related Documents”) with respect to each Mortgage Loan:

(A)

the original Mortgage Note endorsed in blank;

(B)

an original Assignment of Mortgage in blank in recordable form;

(C)

the original recorded Mortgage or, if, in connection with any Mortgage Loan, the original recorded Mortgage with evidence of recording thereon cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, [________], shall deliver or cause to be delivered to the Custodian, as agent for the Trustee, a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of [________] stating that such original Mortgage has been dispatched to the appropriate public recording official or (ii) in the case of an original Mortgage that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded;

(D)

if applicable, the original intervening assignments, if any (“Intervening Assignments”), with evidence of recording thereon, showing a complete chain of title to the Mortgage from the originator to [________] or, if any such original Intervening Assignment has not been returned from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Seller stating that such original Intervening Assignment has been dispatched to the appropriate public recording official for recordation or (ii) in the case of an original Intervening Assignment that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded;

(E)

either (1) for each Mortgage Loan with a Credit Limit in excess of $_________, a title policy or (2) for all other Mortgage Loans, either a title policy, a title search or guaranty of title with respect to the related Mortgaged Property;

(F)

the original of any guaranty executed in connection with the Mortgage Note;

(G)

the original of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loan; and

(H)

any security agreement, chattel mortgage or equivalent instrument executed in connection with the Mortgage;

provided, however, that as to any Mortgage Loan, if (a) as evidenced by an Opinion of Counsel delivered to and in form and substance satisfactory to the Trustee and the Credit Enhancer, (x) an optical image or other representation of the related documents specified in clauses (i) through (viii) above are enforceable in the relevant jurisdictions to the same extent as the original of such document and (y) such optical image or other representation does not impair the ability of an owner of such Mortgage Loan to transfer its interest in such Mortgage Loan, and (b) the retention of such documents in such format will not result in a reduction in the then current rating of the Notes or Certificates, without regard to the Policy, such optical image or other representation may be held by the Master Servicer, as custodian for the Trustee or assignee in lieu of the physical documents specified above.

The Seller hereby confirms to the Trustee that it has caused the portions of its electronic ledgers relating to the Mortgage Loans to be clearly and unambiguously marked, and has made the appropriate entries in its general accounting records, to indicate that such Mortgage Loans have been transferred to the Trust at the direction of [________]. The Master Servicer hereby confirms to the Trustee that it has clearly and unambiguously made appropriate entries in its general accounting records indicating that such Mortgage Loans constitute part of the Trust and are serviced by it on behalf of the Trust in accordance with the terms hereof.

The parties hereto intend that the transaction set forth herein be a sale by [________] to the Trust of all [________]’s right, title and interest in and to the Mortgage Loans and other property described above. In the event the transaction set forth herein is deemed not to be a sale, [________] hereby grants to the Trust a security interest in all of [________]’s right, title and interest in, to and under the Mortgage Loans whether now existing or hereafter created, all monies due or to become due on the Mortgage Loans and all proceeds of any thereof; and this Agreement shall constitute a security agreement under applicable law.

Except as hereinafter provided, the Master Servicer shall be entitled to maintain possession of all of the foregoing documents and instruments and shall not be required to deliver any of them to the Trustee or the Owner Trustee. In the event, however, that possession of any of such documents or instruments is required by any Person (including any such Trustee) acting as successor servicer pursuant to Section 6(d) or 7(b) in order to carry out the duties of Master Servicer hereunder, then such successor shall be entitled to request delivery, at the expense of the Master Servicer, of such documents or instruments by the Master Servicer and to retain such documents or instruments for servicing purposes; provided that the Trustee or such servicers shall maintain such documents at such offices as may be required by any regulatory body having jurisdiction over such Mortgage Loans.

The Master Servicer’s right to maintain possession of the documents enumerated above shall continue so long as the long term unsecured debt of [ ] is assigned ratings of at least “____” by __________________ and “____” by _______________. At such time as the condition specified in the preceding sentence is not satisfied, as promptly as practicable but in no event more than __ days in the case of clause (i) below and __ days in the case of clause (ii) below following the occurrence of such event (a “Delivery Event”), the Master Servicer shall, at its expense, (i) either (x) record an assignment of Mortgage in favor of the Trustee (which may be a blanket assignment if permitted by applicable law) in the appropriate real property or other records or (y) deliver to the Trustee the assignment of such Mortgage in favor of the Trustee in form for recordation, together with an Opinion of Counsel addressed to the Trustee and the Credit Enhancer to the effect that recording is not required to protect the Trustee’s right, title and interest in and to the related Mortgage Loan or, in case a court should recharacterize the sale of the Mortgage Loans as a financing, to perfect a first priority security interest in favor of the Trustee in the related Mortgage Loan, which Opinion of Counsel also shall be reasonably acceptable to each of the Rating Agencies (as evidenced in writing) and the Credit Enhancer, and (ii) unless an Opinion of Counsel, reasonably acceptable to the Trustee, the Rating Agencies (as evidenced in writing) and the Credit Enhancer, is delivered to the Trustee and the Credit Enhancer to the effect that delivery of the Mortgage Files is not necessary to protect the Trustee’s right, title and interest in the related Mortgage Loans; provided that the lack of delivery will not result in a reduction in the then current rating of the “Notes or Certificates”, without regard to the Policy, deliver the related Mortgage Files to the Trustee or to a custodian located in the State of [California] appointed by the Trustee and acceptable to the Rating Agencies and the Credit Enhancer to be held by the Custodian on behalf of the Trustees in trust, upon the terms herein set forth, for the use and benefit of all present and future Securityholders and the Custodian on behalf of the Trustee shall retain possession thereof except to the extent the Master Servicer requires any Mortgage Files for normal servicing as contemplated by Section _____. The Trustee is hereby appointed as the attorney-in-fact of the Master Servicer with the power to prepare, execute and record Assignments of Mortgages in the event that the Master Servicer fails to do so on a timely basis as provided in this paragraph.

Within 90 days following delivery, if any, of the Mortgage Files to the Trustee pursuant to the preceding paragraph, the Trustee shall review each such Mortgage File to ascertain that all required documents set forth in this Section 2(a) have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule and in so doing the Trustee may rely on the purported due execution and genuineness of any signature thereon. If within such 90-day period the Trustee finds any document constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the Mortgage Loans identified in said Mortgage Loan Schedule or, if in the course of its review, the Trustee determines that such Mortgage File is otherwise defective in any material respect, the Trustee shall promptly upon the conclusion of its review notify the Issuer and the Credit Enhancer, and the Seller shall have a period of 90 days after such notice within which to correct or cure any such defect.

The Trustee shall have no responsibility for reviewing any Mortgage File except as expressly provided in this Section 2(a). In reviewing any Mortgage File pursuant to this Section, the Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any Person executing any document is authorized to do so or whether any signature thereon is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

(b)

Acceptance by Trustee; Retransfer of Mortgage Loans.

The Trustee hereby acknowledges its receipt of the Policy and the Mortgage Loans, and declares that the Trustee holds and will hold such instrument, and to the extent that any documents are delivered to it pursuant to Section 2(a), will hold such documents, and all amounts received by it thereunder and hereunder, in trust, upon the terms herein set forth, for the use and benefit of all present and future Securityholders and the Credit Enhancer. If the time to cure any defect in respect of any Mortgage Loan of which the Trustee has notified the Issuer and Provient, following the review pursuant to Section 2(a) has expired or if at any time any loss is suffered by the Trustee on behalf of the Securityholders or the Credit Enhancer, in respect of any Mortgage Loan as a result of (i) a defect in any document constituting a part of its Mortgage File or (ii) an Assignment of Mortgage to the Trustee not having been recorded as required by Section 2(a),then on the next succeeding Business Day upon satisfaction of the applicable conditions described herein, all right, title and interest of the Trust in and to such Mortgage Loan shall be deemed to be retransferred, reassigned and otherwise reconveyed, without recourse, representation or warranty, to [________] on such Business Day and the Asset Balance of such Mortgage Loan shall be deducted from the Pool Balance; provided, however, that interest accrued on the Asset Balance of such Mortgage Loan to the end of the related Collection Period shall be the property of the Trust. Upon receipt of any Eligible Substitute Mortgage Loan or then as promptly as practicable following such deemed transfer, the Trustee shall execute such documents and instruments of transfer presented by the Seller, in each case without recourse, representation or warranty, and take such other actions as shall reasonably be requested by the Seller to effect such transfer by the Trust of such Defective Mortgage Loan pursuant to this Section.

The Master Servicer, promptly following the transfer of a Defective Mortgage Loan from or to the Trust pursuant to this Section, shall amend the Mortgage Loan Schedule and make appropriate entries in its general account records to reflect such transfer. The Master Servicer shall, following such retransfer, appropriately mark its records to indicate that it is no longer servicing such Mortgage Loan on behalf of the Trust. The Seller, promptly following such transfer, shall appropriately mark its electronic ledger and make appropriate entries in its general account records to reflect such transfer.

As to any Eligible Substitute Mortgage Loan or Loans, the Seller shall, if a Delivery Event has occurred, deliver to the Trustee with respect to such Eligible Substitute Mortgage Loan or Loans such documents and agreements as are required to be held by the Trustee in accordance with Section 2(a). For any Collection Period during which the Seller substitutes one or more Eligible Substitute Mortgage Loans, the Master Servicer shall determine the Substitution Adjustment Deposit Amount which amount shall be deposited by the Seller in the Collection Account at the time of substitution. All amounts received in respect of the Eligible Substitute Mortgage Loan or Loans during the Collection Period in which the circumstances giving rise to such substitution occur shall not be a part of the Issuer and shall not be deposited by the Master Servicer in the Collection Account. All amounts received by the Master Servicer during the Collection Period in which the circumstances giving rise to such substitution occur in respect of any Defective Mortgage Loan so removed by the Issuer shall be deposited by the Master Servicer in the Collection Account. Upon such substitution, the Eligible Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Eligible Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Section 2(d). The procedures applied by the Seller in selecting each Eligible Substitute Mortgage Loan shall not be materially adverse to the interests of the Trustees, the Securityholders and the Credit Enhancer.

(c)

Documents, Records and Funds in Possession of Master Servicer to be Held for Trustee.

(i)

Notwithstanding any other provisions of this Agreement, the Master Servicer shall transmit to the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Master Servicer from time to time and shall account fully to the Trustees for any funds received by the Master Servicer or which otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Collection Account, shall be held by the Master Servicer for and on behalf of the Trustees and shall be and remain the sole and exclusive property of the Trustees, subject to the applicable provisions of this Agreement. The Master Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Collection Account, Payment Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Securityholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

(ii)

The Master Servicer hereby acknowledges that concurrently with the execution of this Agreement, the Trustee has acquired and holds a security interest in the Trustee Mortgage Files and in all Mortgage Loans represented by such Mortgage Files and in all funds now or hereafter held by, or under the control of, the Master Servicer that are collected by the Master Servicer in connection with the Mortgage Loans, whether as Scheduled Payments, as Principal Prepayments, or as Liquidation Proceeds or Insurance Proceeds, and in all proceeds of the foregoing and proceeds of proceeds (but excluding any Master Servicing Fees, Servicing Fees, Trustee Fees and any other amounts or reimbursements to which the Master Servicer is entitled under this Agreement). The Master Servicer agrees that so long as the Mortgage Loans are assigned to the Trustee, all Master Servicer Mortgage Files and Trustee Mortgage Files (and any documents or instruments constituting a part of such files), and such funds which come into the possession or custody of, or which are subject to the control of, the Master Servicer shall be held by the Master Servicer for and on behalf of the Trustee as the Trustee’s agent and bailee for purposes of perfecting the Trustee’s security interest therein, as provided by Section 9-305 of the Uniform Commercial Code of the state in which such property is located, or by other laws, as specified in Section _____ of the Indenture. The Master Servicer hereby accepts such agency and acknowledges that the Trustee, as secured party, will be deemed to have possession at all times of all Mortgage Files and any other documents or instruments constituting a part of such files, such funds and other items for purposes of Section 9-305 of the Uniform Commercial Code of the state in which such property is held by the Master Servicer.

(d)

Representations, Warranties and Covenants of the Seller and the Master Servicer.

(i)

[_________________], in its capacities as Seller and Master Servicer, hereby makes the representations and warranties set forth in Schedule II hereto, and by this reference incorporated herein, to [________] and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

(ii)

The Seller, in its capacity as Seller, hereby makes the representations and warranties set forth in Schedule III hereto, and by this reference incorporated herein, to [________] and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

(iii)

Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2(d)(ii) that materially and adversely affects the interests of the Securityholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties. The Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made pursuant to Section 2(d)(ii) which materially and adversely affects the interests of the Securityholders in any Mortgage Loan, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a “Deleted Mortgage Loan”) from the Issuer and substitute in its place a Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustees of the Opinion of Counsel required by [Section ____ {delivery of opinion}] hereof, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit D and the Mortgage File for any such Substitute Mortgage Loan. The Seller shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or any Trustee in respect of enforcing the remedies for such breach. With respect to the representations and warranties described in this Section which are made to the best of the Seller’s knowledge, if it is discovered by either [________], the Seller or any Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Securityholders therein, notwithstanding the Seller’s lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

With respect to any Substitute Mortgage Loan or Loans, the Seller shall deliver to the Trustee for the benefit of the Securityholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2(a), with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2(a). No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute Mortgage Loans in the month of substitution shall not be part of the Issuer and will be retained by the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Securityholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Securityholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustees. Upon such substitution, the Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2(d)(ii) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Securityholders relating to such Deleted Mortgage Loan to the Seller and shall execute and deliver at the Seller’s direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest title in the Seller, or its designee, the Trustee’s interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2(d).

For any month in which the Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the “Substitution Adjustment Amount”) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Deleted Mortgage Loans shall be deposited in the Collection Account by the Seller on or before the Payment Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

In the event that the Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Collection Account pursuant to Section 3(h) on or before the Payment Account Deposit Date for the Distribution Date in the month following the month during which the Seller became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2(d) and receipt of a Request for Release in the form of Exhibit D hereto, the Trustee shall release the related Mortgage File held for the benefit of the Securityholders to such Person, and the Trustee shall execute and deliver at such Person’s direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such Persons respecting such breach available to Securityholders, [________] or the Trustees on their behalf.

The representations and warranties made pursuant to this Section 2(d) shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Securityholders.

(e)

Covenants of the Master Servicer. The Master Servicer hereby covenants to [________] and the Trustees as follows:

(i)

the Master Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy; and

(ii)

no written information, certificate of an officer, statement furnished in writing or written report delivered to [________], any affiliate of [________] or any Trustee and prepared by the Master Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading.

(f)

Covenants of [________].

[________] hereby covenants that, except for the transfer under the Indenture, [________] will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, whether now existing or hereafter created, or any interest therein; [________] will notify the Trustee of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and [________] will defend the right, title and interest of the Trust in, to and under the Mortgage Loans, whether now existing or hereafter created, against all claims of third parties claiming through or under [________]; provided, however, that nothing in this Section 2(e) shall prevent or be deemed to prohibit [________] from suffering to exist upon any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if [________] shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

3.

Administration and Servicing of Mortgage Loans.

The parties agree that, subject to the provisions of Section 7 hereof, the Master Servicer shall service the Mortgage Loans in the manner and on the terms and conditions set forth below:

(a)

Master Servicer to Service Mortgage Loans.

(i)

The Master Servicer shall service and administer the Mortgage Loans in a manner consistent with the terms of this Agreement and with general industry practice and shall have full power and authority, acting alone or through a subservicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, however, that the Master Servicer shall at all times remain responsible to the Trustees, the Securityholders and the Credit Enhancer for the performance of its duties and obligations hereunder in accordance with the terms hereof. Any amounts received by any subservicer in respect of a Mortgage Loan shall be deemed to have been received by the Master Servicer whether or not actually received by it. Without limiting the generality of the foregoing, the Master Servicer shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Securityholders and the Trustee, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall, upon the written request of a Servicing Officer, furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder. The Master Servicer in such capacity may also consent to the placing of a lien senior to that of any Mortgage on the related Mortgaged Property, provided that

(x) such Mortgage succeeded to a first lien position after the related Mortgage Loan was conveyed to the Trust and, immediately following the placement of such senior lien, such Mortgage is in a second lien position and the outstanding principal amount of the mortgage loan secured by such subsequent senior lien is no greater than the outstanding principal amount of the senior mortgage loan secured by the Mortgaged Property as of the date the related Mortgage Loan was originated; or

(y) the Mortgage relating to such Mortgage Loan was in a second lien position as of the Cut-off Date and the new senior lien secures a mortgage loan that refinances an existing first mortgage loan and the outstanding principal amount of the replacement first mortgage loan immediately following such refinancing is not greater than the outstanding principal amount of such existing first mortgage loan at the date of origination of such Mortgage Loan;

provided, further, that such senior lien does not secure a note that provides for negative amortization. Notwithstanding the foregoing, the Master Servicer can consent to the placing of liens senior to that of a Mortgage on the related Mortgaged Property which have a principal balance in excess of the principal balance of the senior lien it replaces on Mortgage Loans having in the aggregate Asset Balances not in excess of ___% of the Cut-off Date Pool Balance; provided, however, that, with respect to Mortgage Loans which as of the Cut-off Date had Combined Loan-to-Value Ratios in excess of ___%, the aggregate Asset Balance of such Mortgage Loans with respect to which the senior lien may be so modified shall not exceed _____% of the Cut-off Date Pool Balance (such ___% and _____% herein referred to as the “Increased Senior Lien Limitation”). Any such increase to the principal balance of the senior lien shall not exceed the greater of $_______ and _____% of the principal balance of the senior lien prior to such increase.

The Master Servicer may also, without prior approval from the Rating Agencies or the Credit Enhancer, increase the Credit Limits on Mortgage Loans provided that (i) new appraisals are obtained and the Combined Loan-to-Value Ratios of the Mortgage Loans after giving effect to such increase are less than or equal to the Combined Loan-to-Value Ratios or the Mortgage Loans as of the Cut-off Date and (ii) such increases are consistent with the Master Servicer’s underwriting policies. In addition, the Master Servicer may increase the Credit Limits on Mortgage Loans having aggregate balances of up to ____% of the aggregate Cut-off Date Pool Balance, without obtaining new appraisals provided that (i) the increase in the Credit Limit does not cause the Combined Loan-to-Value Ratios of the Mortgage Loans to exceed _____% and (ii) the increase is consistent with the Master Servicer’s underwriting policies.

Furthermore, the Master Servicer may, without prior approval from the Rating Agencies and the Credit Enhancer solicit Mortgagors for a reduction in Loan Rates; provided that the Master Servicer can only reduce such Loan Rates on up to ____% of the Mortgage Loans by Cut-off Date Pool Balance. Any such solicitations shall not result in a reduction in the weighted average Gross Margin of the Mortgage Loans in the pool by more than ____ basis points taking into account any such prior reductions.

In addition, the Master Servicer may agree to changes in the terms of a Mortgage Loan at the request of the Mortgagor provided that such changes (i) do not materially and adversely affect the interests of Securityholders or the Credit Enhancer and (ii) are consistent with prudent and customary business practice as evidenced by a certificate signed by a Servicing Officer delivered to the Trustee and the Credit Enhancer.

In addition to the foregoing, the Master Servicer may solicit Mortgagors to change any other terms of the related Mortgage Loans, provided that such changes (i) do not materially and adversely affect the interest of Securityholders or the Credit Enhancer and (ii) are consistent with prudent and customary business practice as evidenced by a certificate signed by a Servicing Officer delivered to the Trustee and the Credit Enhancer. Nothing herein shall limit the right of the Master Servicer to solicit Mortgagors with respect to new loans (including mortgage loans) that are not Mortgage Loans.

The relationship of the Master Servicer (and of any successor to the Master Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

(ii)

In the event that the rights, duties and obligations of the Master Servicer are terminated hereunder, any successor to the Master Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing subservicer arrangements with any subservicer or assume the terminated Master Servicer’s rights under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

(b)

Subservicing; Enforcement of the Obligations of Servicers.

(i)

The Master Servicer may arrange for the subservicing of any Mortgage Loan by a Subservicer pursuant to a subservicing agreement; provided, however, that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to [________], the Trustees and the Securityholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. All actions of each Subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Master Servicer with the same force and effect as if performed directly by the Master Servicer.

(ii)

For purposes of this Agreement, the Master Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Master Servicer.

(iii)

As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustees and the Securityholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

(c)

Successor Servicers.

The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Subservicer or any affiliate of the Master Servicer acts as Subservicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Subservicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Servicer from liability for such representations and warranties.

(d)

Liability of the Master Servicer.

Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or references to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustees and Securityholders for the servicing and administering of the Pledged Mortgages in accordance with the provisions of Section 3(a) without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Pledged Mortgages. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

(e)

No Contractual Relationship Between Subservicers and the Trustees.

Any Servicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Servicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustees and Securityholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3(g).

(f)

Rights of [________] and the Trustees in Respect of the Master Servicer.

[________] may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by [________] or its designee. Neither the Trustees nor [________] shall have any responsibility or liability for any action or failure to act by the Master Servicer nor shall the Trustees or [________] be obligated to supervise the performance of the Master Servicer hereunder or otherwise.

(g)

Trustee to Act as Master Servicer.

In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Master Servicer pursuant to Section 3(l) hereof or any acts or omissions of the predecessor Master Servicer hereunder), (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2(c)(ii) or 2(d) hereof, (iv) responsible for expenses of the Master Servicer pursuant to Section 2(d) or (v) deemed to have made any representations and warranties of the Master Servicer hereunder). Any such assumption shall be subject to Section 7(b) hereof. If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default), the Trustee or its successor shall succeed to any rights and obligations of the Master Servicer under each subservicing agreement.

The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement or substitute subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute subservicing agreement to the assuming party.

(h)

Collection of Mortgage Loan Payments; Collection Accounts; Payment Account.

(i)

The Master Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the Master Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the Master Servicer shall make Advances on the related Mortgage Loan in accordance with the provisions of Section 4 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

(ii)

The Master Servicer shall establish and maintain a Collection Account into which the Master Servicer shall deposit or cause to be deposited on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

(A)

all collections on account of principal on the Mortgage Loans;

(B)

all collections on account of interest on the Mortgage Loans, net of the related Master Servicing Fee;

(C)

all Insurance Proceeds and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer’s normal servicing procedures;

(D)

any amount required to be deposited by the Master Servicer pursuant to Section 3(h)(v) in connection with any losses on Permitted Investments;

(E)

any amounts required to be deposited by the Master Servicer pursuant to Section 3(l)(ii), 3(l)(iv), and in respect of net monthly rental income from REO Property pursuant to Section 3(n) hereof;

(F)

all Substitution Adjustment Amounts;

(G)

all Advances made by the Master Servicer pursuant to Section 4; and

(H)

any other amounts required to be deposited hereunder.

The foregoing requirements for remittance by the Master Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be remitted by the Master Servicer. In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Collection Account to withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining the Collection Account which describes the amounts deposited in error in the Collection Account. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Collection Account shall be held in trust for the Securityholders until withdrawn in accordance with Section 3(k).

(iii)

The Trustee shall establish and maintain, on behalf of the Securityholders, the Payment Account. The Trustee shall, promptly upon receipt, deposit in the Payment Account and retain therein the following:

(A)

the aggregate amount remitted by the Master Servicer to the Trustee pursuant to Section 3(k)(i)(I);

(B)

any amount deposited by the Master Servicer pursuant to Section 3(h)(iv) in connection with any losses on Permitted Investments; and

(C)

any other amounts deposited hereunder which are required to be deposited in the Payment Account.

In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Payment Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer’s Certificate to the Trustee which describes the amounts deposited in error in the Payment Account. All funds deposited in the Payment Account shall be held by the Trustee in trust for the Securityholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3(k). In no event shall the Trustee incur liability for withdrawals from the Payment Account at the direction of the Master Servicer.

(iv)

Each institution at which the Collection Account or the Payment Account is maintained shall invest the funds therein as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Collection Account, the second Business Day next preceding the related Payment Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Payment Account Deposit Date) and (ii) in the case of the Payment Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such fund or account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Securityholders. All income and gain net of any losses realized from any such investment of funds on deposit in the Collection Account or the Payment Account shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in the Collection Account or the Payment Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer in the Collection Account or paid to the Trustee for deposit into the Payment Account, as applicable. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Collection Account or the Payment Account and made in accordance with this Section 3(h).

(v)

The Master Servicer shall give notice to the Trustee, the Seller, each Rating Agency and [________] of any proposed change of the location of the Collection Account prior to any change thereof. The Trustee shall give notice to the Master Servicer, the Seller, each Rating Agency and [________] of any proposed change of the location of the Payment Account prior to any change thereof.

(i)

Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

(i)

To the extent required by the related Mortgage Note and not violative of current law, the Master Servicer shall establish and maintain one or more accounts (each, an “Escrow Account”) and deposit and retain therein all collections from the Mortgagors (or advances by the Master Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

(ii)

Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Master Servicer out of related collections for any payments made pursuant to Sections 3(a) hereof (with respect to taxes and assessments and insurance premiums) and 3(l) hereof (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 8(a) hereof. The Escrow Accounts shall not be a part of the Issuer.

(iii)

The Master Servicer shall advance any payments referred to in Section 3(i)(i) that are not timely paid by the Mortgagors on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

(j)

Access to Certain Documentation and Information Regarding the Mortgage Loans.

The Master Servicer shall afford [________] and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer.

Upon reasonable advance notice in writing, the Master Servicer will provide to each Securityholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Securityholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Master Servicer shall be entitled to be reimbursed by each such Securityholder for actual expenses incurred by the Master Servicer in providing such reports and access.

(k)

Permitted Withdrawals from the Note Account.

(i)

The Master Servicer may from time to time make withdrawals from the Collection Account for the following purposes:

(A)

to pay to the Master Servicer (to the extent not previously retained by the Master Servicer) the servicing compensation to which it is entitled pursuant to Section 5, and to pay to the Master Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Collection Account;

(B)

to reimburse the Master Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

(C)

to reimburse the Master Servicer for any Nonrecoverable Advance previously made;

(D)

to reimburse the Master Servicer for Insured Expenses from the related Insurance Proceeds;

(E)

to reimburse the Master Servicer for (a) unreimbursed Servicing Advances, the Master Servicer’s right to reimbursement pursuant to this clause with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan(s) which represent late recoveries of the payments for which such advances were made pursuant to Section 3(a) or Section 3(i) and (b) for unpaid Master Servicing Fees as provided in Section 3(n) hereof;

(F)

to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2(c)(ii), 2(d) or 3(n), all amounts received thereon after the date of such purchase;

(G)

to reimburse the Seller, the Master Servicer or [________] for expenses incurred by any of them and reimbursable pursuant to Section 6(c) hereof;

(H)

to withdraw any amount deposited in the Collection Account and not required to be deposited therein;

(I)

on or prior to the Payment Account Deposit Date, to withdraw an amount equal to the related Available Funds and the Trustees Fees for such Distribution Date and remit such amount to the Trustee for deposit in the Payment Account; and

(J)

to clear and terminate the Collection Account upon termination of this Agreement pursuant to Section 8 (a) hereof.

The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such subclauses (i), (ii), (iv), (v) and (vi). Prior to making any withdrawal from the Collection Account pursuant to subclause (iii), the Master Servicer shall deliver to the Trustee an Officer’s Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

(ii)

The Trustee shall withdraw funds from the Payment Account for distributions to Securityholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of [Section 8.11/trustee]). In addition, the Trustee may from time to time make withdrawals from the Payment Account for the following purposes:

(A)

to pay to itself the Trustee Fee for the related Distribution Date;

(B)

to pay to the Master Servicer as additional servicing compensation earnings on or investment income with respect to funds in the Payment Account;

(C)

to withdraw and return to the Master Servicer any amount deposited in the Payment Account and not required to be deposited therein; and

(D)

to clear and terminate the Payment Account upon termination of the Agreement pursuant to 8(a) hereof.

(l)

Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies.

(i)

The Master Servicer shall cause to be maintained, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (y) the outstanding principal balance of the Mortgage Loan and (z) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. Any amounts collected by the Master Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Master Servicer’s normal servicing procedures) shall be deposited in the Collection Account. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Securityholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of late payments by the related Mortgagor or out of Liquidation Proceeds to the extent permitted by Section 3(k) hereof. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Master Servicer shall cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the least of (i) the original principal balance of the related Mortgage Loan, (ii) the replacement value of the improvements which are part of such Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program.

(ii)

In the event that the Master Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If such policy contains a deductible clause, the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section, and there shall have been a loss that would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, [________], and the Trustee for the benefit of the Securityholders, claims under any such blanket policy.

(iii)

The Master Servicer shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer, would have been covered thereunder. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Notes and the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with a Qualified Insurer. The Master Servicer shall not be required to maintain any Primary Insurance Policy with respect to any Mortgage Loan with a Loan-to-Value Ratio less than or equal to 80% as of any date of determination or, based on a new appraisal, the principal balance of such Mortgage Loan represents 80% or less of the new appraised value. The Master Servicer agrees to effect the timely payment of the premiums on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Master Servicer from the related liquidation proceeds.

(iv)

In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present on behalf of itself, the Trustee and Securityholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Master Servicer under any Primary Insurance Policies shall be deposited in the Collection Account.

(m)

Enforcement of Due-On-Sale Clauses; Assumption Agreements.

(i)

Except as otherwise provided in this Section, when any property subject to a Mortgage has been conveyed by the Mortgagor, the Master Servicer shall to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Master Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Master Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Master Servicer is authorized, subject to Section 3(m)(ii), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if-so covered before the Master Servicer enters such agreement) by the applicable Required Insurance Policies. The Master Servicer, subject to Section 3(m)(ii), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Master Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Master Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

(ii)

Subject to the Master Servicer’s duty to enforce any due-on-sale clause to the extent set forth in Section 3(m)(i) hereof, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Master Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Master Servicer shall deliver an Officer’s Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation.

(n)

Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.

The Master Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Collection Account). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the liquidation proceeds with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Master Servicer has knowledge that a Mortgaged Property which the Master Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Master Servicer, the Master Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Securityholders, or its nominee, on behalf of the Securityholders. The Trustee’s name shall be placed on the title to such REO Property solely as the Trustee under the Indenture and not in its individual capacity. The Master Servicer shall ensure that the title to such REO Property references the Indenture and the Trustee’s capacity thereunder. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Securityholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Securityholders for the period prior to the sale of such REO Property. The Master Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Collection Account no later than the close of business on each Determination Date. [The Master Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trustee for filing.]

In the event that the Issuer acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such Mortgaged Property prior to two years after its acquisition by the Issuer unless the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Issuer of such Mortgaged Property subsequent to such two-year period will not result in the imposition of taxes on “prohibited transactions” of the REMIC defined in Section 860F of the Code or cause the REMIC to fail to qualify as a REMIC at any time that any Notes or Certificates are outstanding, in which case the Issuer may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Issuer shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Issuer in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or (ii) subject the REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Master Servicer has agreed to indemnify and hold harmless the Issuer with respect to the imposition of any such taxes.

The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to the Master Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Master Servicing Fees, Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Collection Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer for any related unreimbursed Servicing Advances and Master Servicing Fees; second, to reimburse the Master Servicer for any unreimbursed Advances; third, to reimburse the Collection Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Master Servicer pursuant to Section 3(k)(i)(C) that related to such Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Adjusted Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Master Servicer as additional servicing compensation pursuant to Section 5.

The Master Servicer, in its sole discretion, shall have the right to purchase for its own account from the Issuer any Mortgage Loan which is 91 days or more delinquent at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account and the Trustee, upon receipt of a certificate from the Master Servicer in the form of Exhibit D hereto, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee’s right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Securityholders with respect thereto.

(o)

Access to Certain Documentation.

The Master Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of subordinated Notes or Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer. Nothing in this Section shall limit the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

(p)

Form 10-D Reporting.

Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Master Servicer shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Master Servicer shall file each Form 10-D with a copy of the related Monthly Statement attached thereto.  Any disclosure in addition to the Monthly Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be determined and prepared by and at the direction of the Issuer pursuant to the following paragraph and the Master Servicer will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

As set forth on Exhibit E hereto, within 5 calendar days after the related Distribution Date, (i) a Servicer, the Master Servicer or the Trustee shall be required to provide to the Trustee, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trustee and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, (ii) the Trustee shall forward to the Issuer, the form and substance of the Additional Form 10-D Disclosure, and (iii) the Issuer will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D.  The Issuer will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

After preparing the Form 10-D, the Trustee shall forward electronically a draft copy of the Form 10-D to the Issuer and the Master Servicer for review.  No later than 2 Business Days prior to the 15th calendar day after the related Distribution Date, a senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Trustee.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Trustee will follow the procedures set forth in Section 3(s).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-D.  The signing party at the Master Servicer can be contacted at [______].  Each party to this Agreement acknowledges that the performance by the Trustee of its duties under this Section 3(p) related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3(p).  The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Trustee’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(q)

Form 10-K Reporting.

Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March [    ], the Trustee shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Trustee within the applicable time frames set forth in this Agreement and the related Servicing Agreement, (i) the Item 1123 Certification for each Servicer, each Additional Servicer and the Master Servicer (each, a “Reporting Servicer”) as described under Section 3(t), (ii)(A) the Assessment of Compliance with servicing criteria for each Servicer and the Master Servicer and each Servicing Function Participant, as described under Section 3(u), and (B) if any of Servicer’s, the Master Servicer’s or any Servicing Function Participant’s Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any of Servicer’s or the Master Servicer’s Assessment of Compliance is not included and an explanation why such report is not included, (iii)(A) the Accountant’s Attestation for each Servicer, the Master Servicer and each Servicing Function Participant, as described under Section 3(v), and (B) if any Accountant’s Attestation identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such Accountant’s Attestation is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification (“Sarbanes-Oxley Certification”) as described in Section 3(w). Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be determined and prepared by and at the direction of the Issuer pursuant to the following paragraph and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

As set forth on Exhibit F hereto, no later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in [    ], (i) a Servicer or the Master Servicer shall be required to provide to the Trustee, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Trustee and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, (ii) the Trustee shall forward to the Issuer, the form and substance of the Additional Form 10-K Disclosure, and (iii) the Issuer will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K.  The Issuer will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

After preparing the Form 10-K, the Trustee shall forward electronically a draft copy of the Form 10-K to the Master Servicer for review.  No later than [  ] p.m. New York City time on the 3rd Business Day prior to the 10-K Filing Deadline, a senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Trustee.  If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trustee will follow the procedures set forth in Section 3(s).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-K.  The signing party at the Master Servicer can be contacted at [______].  The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 3(q) related to the timely preparation and filing of Form 10-K is contingent upon such parties (and any Additional Servicer) strictly observing all applicable deadlines in the performance of their duties under this Section 3(s), Section 3(t), Section 3(u), Section 3(v) and Section 3(w).  The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Trustee’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(r)

Form 8-K Reporting.

Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Issuer, the Trustee shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Issuer shall file the initial Form 8-K in connection with the issuance of the Certificates.  Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be determined and prepared by and at the direction of the Issuer pursuant to the following paragraph and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

As set forth on Exhibit G hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than the end of business on the 2nd Business Day after the occurrence of a Reportable Event (i) a Servicer or the Master Servicer shall be required to provide to the Trustee, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trustee and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, (ii) the Trustee shall forward to the Issuer, the form and substance of the Form 8-K Disclosure Information, and (iii) the Issuer will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information.  The Issuer will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

After preparing the Form 8-K, the Trustee shall forward electronically a draft copy of the Form 8-K to the Master Servicer for review.  No later than Noon New York City time on the 4th Business Day after the Reportable Event, a senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Trustee.  If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Trustee will follow the procedures set forth in Section 3(s).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Trustee will make available on its internet website a final executed copy of each Form 8-K.  The signing party at the Master Servicer can be contacted at [______].  The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 3(r) related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3(r).  The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Trustee’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(s)

Delisting; Amendment; Late Filing of Reports.

Prior to January 30 of the first year in which the Trustee is able to do so under applicable law, the Trustee shall file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

In the event that the Trustee is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Trustee will immediately notify the Issuer.  In the case of Form 10-D and 10-K, the parties to this Agreement and each Servicer will cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Trustee will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Issuer, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, the Trustee will notify the Issuer and each Servicer and such parties will cooperate to prepare any necessary Form 8-KA, 10-DA or 10-KA.  Any Form 15, From 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a senior officer of the Master Servicer in charge of the master servicing function.  The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 3(s) related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section.  The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Trustee’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(t)

Annual Statement as to Compliance.

The Master Servicer and the Trustee shall deliver (and the Master Servicer and the Trustee shall cause any Additional Servicer engaged by it to deliver) to the Issuer and the Trustee on or before March 15]of each year, commencing in March [    ], an Officer’s Certificate (an “Item 1123 Certificate”) stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.  Promptly after receipt of each such Item 1123 Certificate, the Issuer shall review such Item 1123 Certificate and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder or, in the case of an Additional Servicer, under such other applicable agreement.

The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer an annual statement of compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement.   The Master Servicer shall include such annual statements of compliance with its own Item 1123 Certificate to be submitted to the Issuer and the Trustees pursuant to this Section.

(u)

Annual Assessments of Compliance.

By March 15 of each year, commencing in March [    ], the Master Servicer and the Trustee, each at its own expense, shall furnish, and each such party shall cause any Servicing Function Participant engaged by it to furnish, each at its own expense, to the Trustee and the Issuer, a report on an assessment of compliance with the Relevant Servicing Criteria (an “Assessment of Compliance”) that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3(q), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an Accountant’s Attestation on such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.

No later than the end of each fiscal year for the Trust for which a 10-K is required to be filed, the Master Servicer shall forward to the Trustee the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the Assessment of Compliance prepared by such Servicing Function Participant.  When the Master Servicer (or any Servicing Function Participant engaged by it) submit its Assessment of Compliance to the Trustee, such party will also at such time include the Assessments of Compliance (and Accountant’s Attestation) of each Servicing Function Participant engaged by it.

Promptly after receipt of each Assessment of Compliance, (i) the Issuer shall review each such report and, if applicable, consult with the Master Servicer, the Trustee and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Trustee shall confirm that the Assessments of Compliance, taken as a whole, address all of the Servicing Criteria and taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit H and on any similar exhibit set forth in each Servicing Agreement in respect of each Servicer and notify the Issuer of any exceptions.  None of such parties shall be required to deliver any such Assessments of Compliance until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer an annual report on assessment of compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement.  The Master Servicer shall include such annual report on assessment of compliance with its own Assessment of Compliance to be submitted to the Trustee pursuant to this Section.

(v)

 Accountant’s Attestation.

By March 15 of each year, commencing in [     ], the Master Servicer and the Trustee, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Trustee or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report (the “Accountant’s Attestation”) to the Trustee and the Issuer, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s Assessment of Compliance was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s assessment of compliance with the Relevant Servicing Criteria.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

Promptly after receipt of such Accountant’s Attestations from the Master Servicer, the Trustee or any Servicing Function Participant engaged by such parties, (i) the Issuer shall review the report and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement, and (ii) the Trustee shall confirm that each Assessment of Compliance is coupled with an Accountant’s Attestation meeting the requirements of this Section and notify the Issuer of any exceptions.  None of the Master Servicer, the Trustee or any Servicing Function Participant engaged by such parties shall be required to deliver or cause the delivery of such Accountant’s Attestations until April 15 in any given year so long as it has received written confirmation from the Issuer that a 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer an attestation within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement.  The Master Servicer shall include each such attestation with its own Accountant’s Attestation to be submitted to the Trustee pursuant to this Section.

(w)

Sarbanes-Oxley Certification.

Each Form 10-K shall include a certification (the “Sarbanes-Oxley Certification”), exactly as set forth in Exhibit [  ] attached hereto, required to be included therewith pursuant to the Sarbanes-Oxley Act.  The Master Servicer and the Trustee shall cause any Servicing Function Participant engaged by it to provide to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 15 of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit Q, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely.  The senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust.  Such officer of the Certifying Person can be contacted at [_____].  In the event the Master Servicer, the Trustee or any Servicing Function Participant engaged by parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 3(w) with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.

 The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer a certification similar to the Back-Up Certification within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement.

(x)

Indemnification.

The Master Servicer and the Trustee shall indemnify and hold harmless the Trustee and the Issuer and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by the Master Servicer or the Trustee, as applicable, of any if its obligations under this Section 3, (b) any misstatement or omission in any information, data or materials provided by the Master Servicer or the Trustee, as applicable, or (c) the negligence, bad faith or willful misconduct of the Master Servicer or the Trustee, as applicable, in connection with the performance of any if its obligations under this Section 3.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Trustee and the Issuer, then each of the Master Servicer and the Trustee agree that it shall contribute to the amount paid or payable by Trustee or the Issuer, as applicable, as a result of any claims, losses, damages or liabilities incurred by Trustee or the Issuer, as applicable, in such proportion as is appropriate to reflect the relative fault of Trustee or the Issuer, as applicable, on the one hand and the Master Servicer or the Trustee, as applicable, on the other.  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

(y)

Errors and Omissions Insurance; Fidelity Bonds.

The Master Servicer shall for so long as it acts as master servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

(z)

Master Servicer Monthly Data.

On or before noon California time on the Determination Date, the Master Servicer shall provide by modem to the Trustee with respect to the Mortgage Loans, an electronic data file (accompanied by a hardcopy report) in a format which is mutually agreed upon by the Master Servicer and the Trustee. The Trustee shall be under no duty to recalculate, verify or recompute the information provided to it by the Master Servicer hereunder.

4.

Advances.

The Master Servicer shall determine on or before each Master Servicer Advance Date whether it is required to make an Advance pursuant to the definition thereof. If the Master Servicer determines it is required to make an Advance, it shall, on or before the Master Servicer Advance Date, deposit into the Collection Account an amount equal to the Advance. The Master Servicer shall be entitled to be reimbursed from the Collection Account for all Advances of its own funds made pursuant to this Section as provided in Section 3(k). The obligation to make Advances with respect to any Mortgage Loan shall continue if such Mortgage Loan has been foreclosed or otherwise terminated and the related Mortgaged Property has not been liquidated.

5.

Servicing Compensation.

As compensation for its activities hereunder, the Master Servicer shall be entitled to retain or withdraw from the Collection Account an amount equal to the Master Servicing Fee for each Mortgage Loan, provided that the aggregate Master Servicing Fee with respect to any Distribution Date shall be reduced (i) by an amount equal to the aggregate of the Prepayment Interest Shortfalls, if any, with respect to such Distribution Date, but not below an amount equal to one-half of the aggregate Master Servicing Fee for such Distribution Date before reduction thereof in respect of such Prepayment Interest Shortfalls, and (ii) with respect to the first Distribution Date, an amount equal to any amount to be deposited into the Payment Account by [________] pursuant to Section 2(a)(i) and not so deposited.

Additional servicing compensation in the form of Excess Proceeds, Prepayment Interest Excess, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments shall be retained by the Master Servicer to the extent not required to be deposited in the Collection Account pursuant to Section 3(h) hereof. The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder (including payment of any premiums for hazard insurance and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

6.

The Master Servicer.

(a)

Respective Liabilities of [________] and the Master Servicer.

The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

(b)

Merger or Consolidation of [________] or the Master Servicer.

[________] and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

Any Person into which [________] or the Master Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which [________] or the Master Servicer shall be a party, or any person succeeding to the business of [________] or the Master Servicer, shall be the successor of [________] or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

(c)

Limitation on Liability of [________], the Seller, Master Servicer and Others.

None of [________], the Seller, the Master Servicer or any of the directors, officers, employees or agents of [________], the Seller or the Master Servicer shall be under any liability to the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect [________], the Seller, the Master Servicer or any such Person against any breach of representations or warranties made by it herein or protect [________], the Seller, the Master Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. [________], the Seller, the Master Servicer and any director, officer, employee or agent of [________], the Seller or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. [________], the Seller, the Master Servicer and any director, officer, employee or agent of [________], the Seller or the Master Servicer shall be indemnified by the Issuer and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement, the Notes or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of [________], the Seller or the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of [________], the Seller or the Master Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustees and the Securityholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and [________], the Seller and the Master Servicer shall be entitled to be reimbursed therefor out of the Collection Account.

(d)

Limitation on Resignation of the Master Servicer.

The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates, or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor master servicer shall have assumed the Master Servicer’s responsibilities, duties, liabilities and obligations hereunder.

7.

Default.

(a)

Events of Default.

“Event of Default,” wherever used herein, means any one of the following events:

(i)

any failure by the Master Servicer to deposit in the Collection Account or remit to the Trustee any payment (other than a payment required to be made under Section 4 hereof) required to be made with respect to any Class of Certificates under the terms of this Agreement, which failure shall continue unremedied for five days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or [________] or to the Master Servicer, [________] and the Trustee by the Holders of Notes or Certificates of such Class evidencing not less than 25% of the total distributions allocated to such Class; or

(ii)

any failure by the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, which failure shall continue unremedied for a period of thirty days after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee or [________], or to the Master Servicer, [________] and the Trustee by the Holders of Notes or Certificates of any Class evidencing not less than 25% of the total distributions allocated to such Class; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

(iv)

the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

(v)

the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

[(vi) [ so long as the Master Servicer is the Seller, any failure by the Seller to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller contained in this Agreement, which failure shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Seller by the Trustee or [________], or to the Seller and the Trustee by the Holders of Notes or Certificates of any Class evidencing not less than 25% of the total distributions allocated to such Class; or]

(vi)

any failure of the Master Servicer to make any Advance in the manner and at the time required to be made pursuant to Section 4 which continues unremedied for a period of one Business Day after the date of such failure.

If an Event of Default described in clauses (i) to (vi) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or at the direction of the Holders of Notes or Certificates of any Class evidencing not less than 25% of the total distributions allocated to such Class, the Trustee shall by notice in writing to the Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Securityholder. If an Event of Default described in clause (vii) hereof shall occur, the Trustee shall, by notice in writing to the Master Servicer and [________], terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Securityholder. On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee. [The Trustee shall thereupon make any Advance described in clause (vii) hereof subject to Section 3(g) hereof.] The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article VIII. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer’s responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Collection Account, or thereafter be received with respect to the Mortgage Loans.

Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due prior to the notice terminating such Master Servicer’s rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3(k)(i)(A) through (H),and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

(b)

Trustee to Act; Appointment of Successor.

On and after the time the Master Servicer receives a notice of termination pursuant to Section 7(a) hereof, the Trustee shall, subject to and to the extent provided in Section 3(g), be the successor to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including the obligation to make Advances pursuant to Section 4. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer would have been entitled to charge to the Collection Account or Payment Account if the Master Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section 7(a) hereof, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4 hereof or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Securities by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor to the Master Servicer shall be an institution which is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $10,000,000, and which is willing to service the Mortgage Loans and executes and delivers to [________] and the Trustees an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities of the Master Servicer under Section 6(c) hereof incurred prior to termination of the Master Servicer under Section 7(a)), with like effect as if originally named as a party to this Agreement; and provided further that each Rating Agency acknowledges that its rating of the Securities in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3(g) hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of the Master Servicing Fee permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

Any successor to the Master Servicer as master servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as master servicer maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to 3(r).

(c)

Notification to Securityholders.

(i)

Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Securityholders and to each Rating Agency.

(ii)

Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Securityholders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

8.

Miscellaneous.

(a)

Term of Master Servicing Agreement.

The obligations to be performed by the Master Servicer under this Agreement shall commence on and as of the date on which the Issuer issues the Securities and shall terminate as to each Mortgage Loan upon (i) the payment in full of all principal and interest due under such Mortgage Loan or other liquidation of such Mortgage Loan as contemplated by this Agreement, (ii) the termination of the Master Servicer’s rights and powers under this Agreement by the Trustee as provided in Section 7(a) of this Agreement, or (iii) the release by the Trustee of its security interest in any Mortgage Loan.

(b)

Assignment.

Notwithstanding anything to the contrary contained herein, except as provided in Section 6(b), this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee and [________].

(c)

Notices.

(i)

The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

1.

Any material change or amendment to this Agreement;

2.

The occurrence of any Event of Default that has not been cured;

3.

The resignation or termination of the Master Servicer or the Trustee and the appointment of any successor;

4.

The repurchase or substitution of Mortgage Loans pursuant to Section 2(d); and

5.

The final payment to Securityholders.

In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

6.

Each report to Securityholders described in the Indenture;

7.

Each annual statement as to compliance described in Section 3(p);

8.

Each annual independent public accountants’ servicing report described in Section 3(q); and

9.

Any notice of a purchase of a Mortgage Loan pursuant to Section 2(c)(ii), 2(d) or 3(n).

(ii)

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of [________], [____________], ___________________, Attention: _______________, (b) in the case of the Master Servicer, ________________________________, Attention: _________________ or such other address as may be hereafter furnished to [________] and the Trustees by the Master Servicer in writing, (c) in the case of the Trustees, ____________________, Attention: _______________________________________, or such other address as the Trustee may hereafter furnish to [________] or Master Servicer and (d) in the case of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Securityholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

(d)

Inspection and Audit Rights.

The Master Servicer agrees that, on reasonable prior notice, it will permit and will cause each Subservicer to permit any representative of [________] or the Trustee during the Master Servicer’s normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by [________] or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by [________] or the Trustee of any right under this Section 8(d) shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Master Servicer or the related Subservicer.

(e)

Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE SECURITYHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(f)

Amendment.

This Agreement may be amended from time to time by the Issuer, the Master Servicer and the Trustee without the consent of any of the Securityholders to cure any ambiguity, or to correct or supplement any provisions herein, or to make such other provisions with respect to matters or questions arising under this Agreement as shall not be inconsistent with any other provisions herein; provided that such action shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Issuer), adversely affect in any material respect the interests of any Securityholder; provided, however, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Securityholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Securities; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee, [________] and the Master Servicer also may at any time and from time to time amend this Agreement without the consent of the Securityholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to maintain the qualification of the Issuer as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Securities, provided that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Issuer, to the effect that such action is necessary or helpful to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.  In addition, this Agreement may be amended from time to time by the Issuer, the Master Servicer and the Trustee without the consent of any of the Certificateholders to comply with the provisions of Regulation AB

This Agreement may also be amended from time to time by [________], the Master Servicer and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Notes or Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Notes or Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Note or Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Notes or Certificates in a manner other than as described in (i), without the consent of the Holders of Notes or Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66%, or (iii) reduce the aforesaid percentages of Notes or Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Notes or Certificates then outstanding.

[Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Issuer, to the effect that such amendment will not cause the imposition of any tax on the REMIC or the Securityholders or cause the Issuer to fail to qualify as a REMIC at any time that any Certificates are outstanding.]

Notwithstanding anything to the contrary in this Section 8(f), the Trustee and the Master Servicer shall reasonably cooperate with the Issuer and its counsel to enter into such amendments or modifications to the Agreement as may be necessary to comply with Regulation AB and any interpretation thereof by the Commission.

Promptly after the execution of any amendment to this Agreement requiring the consent of Securityholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Securityholder and each Rating Agency.

It shall not be necessary for the consent of Securityholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Issuer, satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Securityholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 8(f).

(g)

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

(h)

No Joint Venture.

The Master Servicer and the Issuer are not partners or joint venturers with each other and nothing herein shall be construed to make them such partners or joint venturers or impose any liability as such of either of them.

(i)

Recordation of Agreement; Counterparts.

This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at its expense, but only upon direction by the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Securityholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

(j)

Limitation of Liability of [owner trustee].

It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by [owner trustee], not individually or personally but solely as owner trustee of Home Equity Loan Trust ____ under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by [owner trustee] but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on [owner trustee], other than any liability arising out of its gross negligence, bad faith or willful misconduct, and (d) under no circumstances shall [owner trustee] be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or the other Operative Documents.

(k)

Nonpetition Covenants.

Notwithstanding any prior termination of this Agreement, the Master Servicer shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer or [________], acquiesce, petition or otherwise invoke or cause the Issuer or [________] (or any assignee) to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or [________] under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or [________] or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or [________].

(l)

Compliance With Regulation AB.

Each of the parties hereto acknowledges and agrees that the purpose of Sections 3(p)-(x) of this Agreement is to facilitate compliance by the Issuer with the provisions of Regulation AB, as such may be amended or clarified from time to time.  Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish compliance with Regulation AB, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB and (c) the parties shall comply, to the extent practicable from a timing and information systems perspective, with requests made by the Issuer for delivery of additional or different information as the Issuer may determine in good faith is necessary to comply with the provisions of Regulation AB.

IN WITNESS WHEREOF, each party has caused this Master Servicing Agreement to be executed by its duly authorized officer or officers as of the day and year first above written.

Home Equity Loan Trust ____,

as Issuer

By:

[owner trustee]

not in its individual

capacity but solely as

Owner Trustee

By: ___________________________________

Its: ___________________________________

[_____________________]

as Seller and Master Servicer

By: ___________________________________

Its: ___________________________________

[_____________________]

as Trustee

By: ___________________________________

Its: ___________________________________

SCHEDULE I

Mortgage Loan Schedule

SCHEDULE II

Home Equity Loan Trust ____

Asset Backed Notes and Asset Backed Certificates

Series ____

Representations and Warranties of the Master Servicer

____________________________ (“Seller-Master Servicer”) hereby makes the representations and warranties set forth in this Schedule II to the Issuer, [________] and the Trustees, as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule II shall have the meanings ascribed thereto in the Indenture (the “Indenture”) relating to the above-referenced Series, among Seller-Master Servicer, as seller and master servicer, and _____________________, as trustee.

(i)

The Master Servicer is a [______________ banking] corporation, validly existing and in good standing under the laws of the State of [______________], and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer;

(ii)

The Master Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;

(iii)

The Master Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

(iv)

The execution, delivery and performance of this Agreement by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the Certificate of Incorporation or Bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound; and

(v)

No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Agreement or the Certificates which in the opinion of the Master Servicer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

SCHEDULE III

[________] Home Equity Loan Trust ____

Asset Backed Notes and Asset Backed Certificates

Series ____

Representations and Warranties as to the Mortgage Loans

____________________________ (“Seller”) hereby makes the representations and warranties set forth in this Schedule III to [________] and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date. apitalized terms used but not otherwise defined in this Schedule III shall have the meanings ascribed thereto in the Indenture (the “Indenture”) relating to the above-referenced Series, among Seller, as seller and master servicer, and ________________________, as trustee.

(i)

As of the Closing Date, this Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;

(ii)

As of the Closing Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, either (A) the Purchase Agreement constitutes a valid transfer and assignment to [________] of all right, title and interest of the Seller in and to the Cut-off Date Asset Balances with respect to the applicable Mortgage Loans, all monies due or to become due with respect thereto (excluding payments in respect of accrued interest due prior to the Cut-off Date or due in the month of _________), and all proceeds of such Cut-off Date Asset Balances with respect to the Mortgage Loans and such funds as are from time to time deposited in the Collection Account (excluding any investment earnings thereon) and all other property specified in the definition of “Asset” as being part of the corpus of the Trust conveyed to the Trust by the Seller, and upon payment for the Additional Balances, will constitute a valid transfer and assignment to the Trustee of all right, title and interest of the Seller in and to the Additional Balances, all monies due or to become due with respect thereto, and all proceeds of such Additional Balances and all other property specified in the definition of “Asset” relating to the Additional Balances or (B) the Purchase Agreement or this Agreement, as appropriate, constitutes a grant of a security interest (as defined in the UCC as in effect in California) in such property to the Trustee on behalf of the Trust. If this Agreement constitutes the grant of a security interest to the Trust in such property, and if the Trustee obtains and maintains possession of the Mortgage File for each Mortgage Loan, the Trust shall have a first priority perfected security interest in such property, subject to the effect of Section 9-306 of the UCC with respect to collections on the Mortgage Loans that are deposited in the Collection Account in accordance with the next to last paragraph of Section _______; provided, however, that nothing in this clause (ii) shall be construed to obligate the Master Servicer to deliver any Mortgage Files other than as set forth in Section 2(a) hereof;

(iii)

As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan and as of the date any Additional Balance is created, the information set forth in the Mortgage Loan Schedule for such Mortgage Loans is true and correct in all material respects;

(iv)

The applicable Cut-off Date Asset Balance has not been assigned or pledged, and the Seller is the sole owner and holder of such Cut-off Date Asset Balance free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loan, to sell, assign or transfer the same pursuant to the Purchase Agreement;

(v)

As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, the related Mortgage Note and the Mortgage with respect to each Mortgage Loan have not been assigned or pledged, and the Seller is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans, to sell and assign the same pursuant to the Purchase Agreement;

(vi)

As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, the related Mortgage is a valid and subsisting first or second lien, as set forth on the Mortgage Loan Schedule with respect to each related Mortgage Loan, on the property therein described, and as of the applicable Cut-off Date the related Mortgaged Property is free and clear of all encumbrances and liens having priority over the first or second lien, as applicable, of such Mortgage except for liens for (i) real estate taxes and special assessments not yet delinquent; (ii) any first mortgage loan secured by such Mortgaged Property and specified on the Mortgage Loan Schedule; (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally; and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

(vii)

As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, there is no valid offset, defense or counterclaim of any obligor under any Credit Line Agreement or Mortgage;

(viii)

To the best knowledge of the Seller, as of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

(ix)

As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, there is no proceeding pending or, to the best knowledge of the Seller, threatened for the total or partial condemnation of the related Mortgaged Property, and such property is free of material damage;

(x)

To the best knowledge of the Seller, as of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, there are no mechanics’ or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be, liens prior or equal to the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xiv);

(xi)

No Minimum Monthly Payment is more than 89 days delinquent (measured on a contractual basis); and with respect to the Mortgage Loans no more than _____% (by Cut-off Date Pool Balance) were 30-59 days delinquent (measured on a contractual basis) and no more than _____% (by Cut-off Date Pool Balance) were 60-89 days delinquent (measured on a contractual basis);

(xii)

As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, for each Mortgage Loan, the related Mortgage File contains each of the documents and instruments specified to be included therein;

(xiii)

The related Mortgage Note and the related Mortgage at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan;

(xiv)

Either a lender’s title insurance policy or binder was issued on the date of origination of the Mortgage Loan and each such policy is valid and remains in full force and effect, or a title search or guaranty of title customary in the relevant jurisdiction was obtained with respect to a Mortgage Loan as to which no title insurance policy or binder was issued;

(xv)

As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, none of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not considered or classified as part of the real estate under the laws of the jurisdiction in which it is located;

(xvi)

As of the Cut-off Date for the Mortgage Loans no more than _____% of such Mortgage Loans, by aggregate principal balance, are secured by Mortgaged Properties located in one United States postal zip code;

(xvii)

The Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of 100%;

(xviii)

No selection procedure reasonably believed by the Seller to be adverse to the interests of the Securityholders or the Credit Enhancer was utilized in selecting the Mortgage Loans;

(xix)

The Seller has not transferred the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of its creditors;

(xx)

The Minimum Monthly Payment with respect to any Mortgage Loan is not less than the interest accrued at the applicable Loan Rate on the average daily Asset Balance during the interest period relating to the date on which such Minimum Monthly Payment is due;

(xxi)

Within 90 days of the Closing Date with respect to the Mortgage Loans and, to the extent not already included in such filing with respect to the Mortgage Loans, the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, the Seller will file UCC-1 financing statements with respect to the Mortgage Loans;

(xxii)

As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, each Credit Line Agreement and each Mortgage Loan is an enforceable obligation of the related Mortgagor, except as the enforceability thereof may be limited by the bankruptcy, insolvency or similar laws affecting creditors’ rights generally;

(xxiii)

As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, the Seller has not received a notice of default of any senior mortgage loan related to a Mortgaged Property that has not been cured by a party other than the Master Servicer;

(xxiv)

The definition of Prime Rate in each Credit Line Agreement relating to a Mortgage Loan does not differ materially from the definition in the form of Credit Line Agreement in _________________;

(xxv)

The weighted average remaining term to maturity of the Mortgage Loans on a contractual basis as of the Cut-off Date for the Mortgage Loans is approximately ___ months. On each date that the Loan Rates have been adjusted, interest rate adjustments on the Mortgage Loans were made in compliance with the related Mortgage and Mortgage Note and applicable law. Over the term of each Mortgage Loan, the Loan Rate may not exceed the related Loan Rate Cap, if any. The Loan Rate Caps range between ____% and ____%. The Margins range between ____% and ____% and the weighted average Margin is approximately ____% as of the Cut-off Date for the Mortgage Loans. The Loan Rates on such Mortgage Loans range between ____% and _____% and the weighted average Loan Rate is approximately _____%.

(xxvi)

As of the Closing Date with respect to the Mortgage Loans and the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, each Mortgaged Property consists of a single parcel of real property with a one-to-four unit single family residence erected thereon, or an individual condominium unit, planned unit development unit or townhouse;

(xxvii)

No more than _____% (by Cut-off Date Pool Balance) of the Mortgage Loans are secured by real property improved by individual condominium units, planned development units, townhouses or two-to-four family residences erected thereon, and at least _____% (by Cut-off Date Pool Balance) of the Mortgage Loans are secured by real property with a detached one-family residence erected thereon;

(xxviii)

The Credit Limits on the Mortgage Loans range between $________ and $__________ with an average of $_________. As of the Cut-off Date for the Mortgage Loans, no Mortgage Loan had a principal balance in excess of approximately $__________ and the average principal balance of the Mortgage Loans is equal to approximately $_________; and

(xxix)

Approximately ____% and _____% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date for the Mortgage Loans, are first and second liens, respectively.

SCHEDULE IV

Home Equity Loan Trust ____
Asset Backed Notes and Asset Backed Certificates
Series ____

Representations and Warranties of the Issuer.

Home Equity Loan Trust ____ (the “Issuer”) hereby makes the representations and warranties set forth in this Schedule IV to the Master Servicer and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule IV shall have the meanings ascribed thereto in the Master Servicing Agreement (the “Master Servicing Agreement”) relating to the above-referenced Series, among [___________], as Master Servicer, Home Equity Loan Trust ____, as Issuer, and [ ], as Trustee.

(1)

The Issuer is a statutory trust duly organized, validly existing and in good standing under the laws of the State of [Delaware], and possesses all requisite authority, power, licenses, permits and franchises to conduct any and all business contemplated by the Master Servicing Agreement and to comply with its obligations under the terms of this Agreement, the performance of which have been duly authorized by all necessary action.

(2)

Neither the execution and delivery of the Master Servicing Agreement by the Issuer, nor the performance and compliance with the terms thereof by the Issuer will (A) result in a material breach of any term or provision of the instruments creating the Issuer or governing its operations, or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Issuer is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Issuer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Issuer; and the Issuer is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Issuer’s ability to perform or meet any of its obligations under the Master Servicing Agreement.

(3)

This Agreement, and all documents and instruments contemplated hereby, which are executed and delivered by the Issuer, will, assuming due authorization, execution by and delivery to the other parties hereto and thereto, constitute valid, legal and binding obligations of the Issuer, enforceable in accordance with their respective terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(4)

No litigation is pending or, to the best of the Issuer’s knowledge, threatened against the Issuer that would materially and adversely affect the execution, delivery or enforceability of the Master Servicing Agreement or the ability of the Issuer to perform its obligations thereunder.

(5)

Immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Issuer had good title to, and was the sole owner of, each Mortgage Loan free and clear of any liens, charges or encumbrances or any ownership or participation interests in favor of any other Person.

EXHIBIT A

FORM OF INITIAL CERTIFICATION OF TRUSTEE

[date]

[Master Servicer]

[Issuer]
____________________
____________________

Re:

Master Servicing Agreement among Home Equity Loan Trust ____, as Issuer, [__________________], as Master Servicer, and [ ], as Trustee, Asset Backed Notes and Asset Backed Certificates, Series _____________________________

Gentlemen:

In accordance with Section 2(b) of the above-captioned Master Servicing Agreement (the “Master Servicing Agreement”), the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan listed in the attached schedule), it has received:

(i)

the original Mortgage Note, endorsed as provided in the following form: “Pay to the order of ________, without recourse”; and

(ii)

a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments).

Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Master Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) the correctness of any information set forth in the Mortgage Loan Schedule, other than the information specified in items (i) through (iv) and (vi) thereof.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Master Servicing Agreement.

[__________________]
as Trustee

By: ___________________________________
Name: ___________________________________
Title: ___________________________________

EXHIBIT B

FORM OF FINAL CERTIFICATION OF TRUSTEE

[date]

[Master Servicer]

[Issuer]
___________________
___________________

Re:

Master Servicing Agreement among Home Equity Loan Trust ____, as Issuer, [_________________], as Master Servicer, and [ ], as Trustee, Asset Backed Notes and Asset Backed Certificates, Series ____________________________

Gentlemen:

In accordance with Section 2(b) of the above-captioned Master Servicing Agreement (the “Master Servicing Agreement”), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

(i)

The original Mortgage Note, endorsed in the form provided in Section 2(a) of the Master Servicing Agreement, with all intervening endorsements showing a complete chain of endorsement from the originator to the Issuer.

(ii)

The original recorded Mortgage.

(iii)

A duly executed assignment of the Mortgage in the form provided in Section 2(a) of the Master Servicing Agreement, or, if the Master Servicer has certified or the Trustee otherwise knows that the related Mortgage has not been returned from the applicable recording office, a copy of the assignment of the Mortgage (excluding information to be provided by the recording office).

(iv)

The original or duplicate original recorded assignment or assignments of the Mortgage showing a complete chain of assignment from the originator to the Issuer.

(v)

The original or duplicate original lender’s title policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i), (ii), (iii), (iv), (vi) and (xi) of the definition of the “Mortgage Loan Schedule” in Section 1 of the Master Servicing Agreement accurately reflects information set forth in the Trustee Mortgage File.

The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Master Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Notwithstanding anything herein to the contrary, the Trustee has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Master Servicing Agreement.

[__________________]
as Trustee

By: ___________________________________
Name: ___________________________________
Title: ___________________________________

EXHIBIT C

REQUEST FOR RELEASE
(for Trustee)

Home Equity Loan Trust ____
Asset Backed Notes and Asset Backed Certificates
Series ____

Loan Information

Name of Mortgagor:

___________________________________

Servicer Loan No.:

___________________________________

Trustee

Name:

___________________________________

Address:

___________________________________

Trustee Mortgage
File No.:

___________________________________

The undersigned Master Servicer hereby acknowledges that it has received from [ ], as Trustee for the Holders of Notes of the above-referenced Series, the documents referred to below (the “Documents”). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Master Servicing Agreement (the “Master Servicing Agreement”) relating to the above-referenced Series among the Trustee, [_________________], as Master Servicer, and Home Equity Loan Trust ____, as Issuer.

( )	Mortgage Note dated ___________ , 20__, in the original principal sum of $__________, made by _________________. payable to, or endorsed to the order of, the Trustee.
( )

Mortgage recorded on _________________ as instrument no. _____________ in the County Recorder’s Office of the County of ___________________, State of _______________ in book/reel/docket ________________ of official records at page/image ________________.

( )

Deed of Trust recorded on __________________ as instrument no. __________ in the County Recorder’s Office of the County of ________________, State of _______________ in book/reel/docket _______________ of official records at page/image ________________.

( )

Assignment of Mortgage or Deed of Trust to the Trustee, recorded on ______________ as instrument no. ___________  in the County Recorder’s Office of the County of __________, State of ________________ in book/reel/docket __________ of official records at page/image __________.

( )	Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.
( )
( )
( )
( )

The undersigned Master Servicer hereby acknowledges and agrees as follows:

(1)

The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

(2)

The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

(3)

The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Note Account and except as expressly provided in the Master Servicing Agreement.

(4)

The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer’s possession, custody or control.

[_____________________]

By: ___________________________________

Its: ___________________________________

Date: ____________, 19

EXHIBIT D

REQUEST FOR RELEASE OF DOCUMENTS

To:  [Trustee]

Attn:  Mortgage Custody Services

Re:

The Master Servicing Agreement dated [ ] among [___________] (“[_______]”), as Master Servicer, Home Equity Loan Trust ____, as Issuer, and [ ], as Trustee

Ladies and Gentlemen:

In connection with the administration of the Mortgage Loans held by you as Trustee for Home Equity Loan Trust ____, as Issuer, we request the release of the Mortgage File for the Mortgage Loan(s) described below, for the reason indicated.

FT Account #:

Pool #:

Mortgagor’s Name, Address and Zip Code:

___________________________________

Mortgage Loan Number:

___________________________________

Reason for Requesting Documents (check one)

___________________________________

_______

1.  Mortgage Loan paid in full ([_________] hereby certifies that all amounts have been received.)

_______

2.  Mortgage Loan Liquidated ([_________] hereby certifies that all proceeds of foreclosure, insurance, or other liquidation have been finally received.)

_______

3.  Mortgage Loan in Foreclosure.

_______

4.  Other (explain): ____________________________________

If item 1 or 2 above is checked, and if all or part of the Trustee Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as an additional documents in your possession relating to the above-specified Mortgage Loan. If item 3 or 4 is checked, upon return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

[____________________________]  [address]

By:___________________________________

Name: ___________________________________

Title: ___________________________________

Date: ___________________________________

TRUSTEE CONSENT TO RELEASE AND
ACKNOWLEDGEMENT OF RECEIPT

By: ___________________________________

Name: ___________________________________

Title: ___________________________________

Date: ___________________________________

EXHIBIT E

ADDITIONAL FORM 10-D DISCLOSURE

Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information (any information required by 1121 which is NOT included on the Monthly Statement)	Servicer, Trustee
Item 2: Legal Proceedings as required under Item 1117 of Regulation AB	(i) Each party to the Master Servicing Agreement, as to themselves, (ii) the Trustee as to the Trust, (iii) the Issuer as to the sponsor, any 1106(b) originator, any 1100(d)(1) party
Item 3: Sale of Securities and Use of Proceeds	Issuer
Item 4: Defaults Upon Senior Securities	Trustee
Item 5: Submission of Matters to a Vote of Security Holders	Trustee
Item 6: Significant Obligors of Pool Assets	Issuer/Servicer
Item 7: Significant Enhancement Provider Information	Issuer/Servicer
Item 8: Other Information	Any party responsible for disclosure items on Form 8-K
Item 9: Exhibits	Trustee

EXHIBIT F

ADDITIONAL FORM 10-K DISCLOSURE

Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Issuer
Item 9B: Other Information	Any party responsible for disclosure items on Form 8-K
Item 15: Exhibits, Financial Statement Schedules	Trustee, Issuer
Additional disclosure per Item 1117 of Regulation AB

(i) Each party to the Master Servicing Agreement (as to themselves), (ii) the Trustee and Master Servicer as to the issuing entity, (iii) the Issuer as to the sponsor, any 1106(b) originator, any 1100(d)(1) party

Additional disclosure per Item 1119 of Regulation AB	(i) All parties to the Master Servicing Agreement as to themselves, (ii) the Issuer as to the sponsor, originator, significant obligor, enhancement or support provider
Additional disclosure per Item 1112(b) of Regulation AB	Issuer/Servicer
Additional disclosure per Items 1114(b) and 1115(b) of Regulation AB	Issuer

EXHIBIT G

FORM 8-K DISCLOSURE INFORMATION

Item on Form 8-K	Party Responsible
Item 1.01- Entry into a Material Definitive Agreement	All parties to the Master Servicing Agreement
Item 1.02- Termination of a Material Definitive Agreement	All parties to the Master Servicing Agreement
Item 1.03- Bankruptcy or Receivership	Issuer
Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement	Issuer
Item 3.03- Material Modification to Rights of Security Holders	Trustee
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year	Issuer
Item 6.01- ABS Informational and Computational Material	Issuer
Item 6.02- Change of Servicer or Trustee	Servicer, Trustee
Item 6.03- Change in Credit Enhancement or External Support	Issuer/Trustee
Item 6.04- Failure to Make a Required Distribution	Trustee
Item 6.05- Securities Act Updating Disclosure	Issuer
Item 7.01- Regulation FD Disclosure	Issuer
Item 8.01	Issuer
Item 9.01	Issuer

EXHIBIT H

RELEVANT SERVICING CRITERIA

The assessment of compliance to be delivered by the Master Servicer shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria” with respect to such party:

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Regulation AB Reference	Servicing Criteria	Servicers	Master Servicer	Trustee	Custodian	Paying Agent

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

		X	X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

		X	X	X		X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X	X		X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

		X	X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

		X	X	X		X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

		X	X	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

		X	X	X		X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

		X	X	X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X	X		X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X	X		X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X	X		X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X			X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X			X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X	X
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X	X	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.			X

[NAME OF COMPANY] [NAME OF SUBSERVICER]

Date:

_________________________

By:
Name:

________________________________
Title:

________________________________

EXHIBIT I

FORM OF ANNUAL CERTIFICATION

Re:

The Master Servicing Agreement, dated as of [     ] (the “Agreement”), by and among Home Equity Loan Trust ____, as issuer (the “Issuer”), [     ], as trustee (the “Trustee”), and [     ], in its dual capacities as master servicer (the “Master Servicer”) and seller (the “Seller”)

I, ________________________________, the _______________________ of [NAME OF COMPANY], certify to the Issuer, the Master Servicer, the Seller, and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed (i) the servicer compliance statement of the Company provided in accordance with Section 3(t) of the Master Servicing Agreement (the “Compliance Statement”), (ii) the report on assessment of the Company’s compliance with the servicing criteria provided in accordance with Section 3(u) of the Master Servicing Agreement, (iii) the registered public accounting firm’s attestation report provided in accordance with Section 3(v) of the Master Servicing Agreement (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 20[  ] that were delivered by the Company to the Trustee pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Trustee;

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to Trustee.  Any material instances of noncompliance described in such reports have been disclosed to Trustee.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

By:

________________________________
Name:
Title

Date: